The Standish Group of

                                  Equity Funds

                              Standish Equity Fund

                       Standish International Equity Fund

                    Standish Small Capitalization Equity Fund

                  Standish Small Capitalization Equity Fund II

                                   Prospectus

Standish Group of Equity Funds


The Standish Group of Equity Funds includes the Standish Equity Fund, the Standish Small Capitalization Equity Fund, the Standish Small Capitalization Equity Fund II and the Standish International Equity Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Equity Fund, Small Capitalization Equity Fund and Small Capitalization Equity Fund II invest exclusively in the Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio and Standish Small Capitalization Equity Portfolio II, respectively, each an open end investment company. Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser to the Equity Portfolio, the Small Capitalization Equity Portfolio, and the Small Capitalization Equity Portfolio
II. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts, is the investment adviser to the International Equity Fund. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."


Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at
(800) 729-0066.

The Advisers seek to add value by capturing improving business momentum at reasonable valuations. Their style blends quantitative and fundamental analysis to find those stocks or markets where estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. Privately held by twenty-one employee/directors and headquartered in Boston, Massachusetts, Standish employs over eighty investment professionals with a total staff of more than two hundred.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800)729-0066.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.


Table of Contents
Fund Comparison Highlights ................................................3
Expense Information .......................................................4
Financial Highlights ......................................................5
Investment Objectives and Policies ........................................9
The Equity Fund ...........................................................9
The Small Capitalization Equity Fund ......................................10
The Small Capitalization Equity Fund II ...................................10
The International Equity Fund .............................................10
Description of Securities and Related Risks ...............................11
Investment Techniques and Related Risks ...................................13
Information about the Master-Feeder Structure .............................15
Calculation of Performance Data ...........................................15
Dividends and Distributions ...............................................16
Purchase of Shares ........................................................16
Net Asset Value ...........................................................16
Exchange of Shares ........................................................17
Redemption of Shares ......................................................17
Management ................................................................18
Federal Income Taxes ......................................................20
The Funds and Their Shares ................................................20
Custodians ................................................................20
Transfer Agent and Dividend Disbursing Agent ..............................21
Independent Accountants ...................................................21
Legal Counsel .............................................................21
Tax Certification Instructions ............................................21

Fund Comparison Highlights

The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.


                              Equity Fund         Small Capitalization    Small Capitalization      International
                                                       Equity Fund           Equity Fund II          Equity Fund

Investment Objective     Long-term growth of     Long-term growth of     Long-term growth of     Long-term capital
                         capital through         capital through         capital.  Seeks to      growth through
                         investment primarily    investment primarily    achieve that objective  investment in a
                         in equity and           in equity and           through investment      diversified
                         equity-related          equity-related          primarily in equity     portfolio of
                         securities of           securities of small     and equity related      foreign equity
                         companies which         capitalization          securities of small     securities
                         appear to be            companies               capitalization
                         undervalued                                     companies

Key Strategy             Emphasize stocks        Emphasize rapidly       Emphasize rapidly       Emphasize stocks
                         believed to offer       growing, high quality   growing, high quality   and markets
                         above average           companies with          companies with          believed to offer
                         potential for capital   market capitalizations  market capitalizations  above average
                         growth through the      less than $700 million  less than $1 billion    potential for
                         use of statistical      that are involved with  that are involved with  capital growth
                         modeling techniques     value added products    value added products    through the use of
                         and fundamental         or services             or services             statistical
                         analysis                                                                modeling
                                                                                                 techniques

Market Capitalization    No limit; general       $700 million or less    $1 billion or less      No limit; general
of Companies Focused     range is medium to                                                      range is medium to
on by the Fund           large capitalization                                                    large capitalization

Foreign Securities       Yes; no limit for       Yes; limited to 15%     Yes; limited to 15%     Yes; without limit,
                         securities listed on a  of total assets         of total assets         including up to
                         U.S. exchange or                                                        25% of total assets
                         traded in the U.S.                                                      in securities of
                         over-the-counter                                                        issuers located in
                         ("OTC") market but                                                      emerging markets
                         limited to 10% of
                         total assets for
                         foreign securities
                         which are not so
                         listed or traded

Benchmark Index          S&P 500                 Russell 2000, Russell   Russell 2000, Russell    EAFE Index
                                                 2000 Growth and         2000 Growth and
                                                 S&P 500                 S&P 500



Expense Information

Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Equity Fund include expenses of the Fund and the Equity Portfolio, for the Small Capitalization Equity Fund include expenses of the Fund and the Small Capitalization Equity Portfolio, and for the Small Capitalization Equity Fund II include expenses of the Fund and the Small Capitalization Equity Portfolio II. The Trusts' Trustees believe that total operating expenses of the Equity Fund, the Small Capitalization Equity Fund and the Small Capitalization Equity Fund II are approximately equal to or less than what would be the case if the Funds did not invest all of their investable assets in their corresponding Portfolios.

Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases                              None            None           None            None

     Maximum Sales Load Imposed on Reinvested Dividends                   None            None           None            None

     Deferred Sales Load                                                  None            None           None            None

     Redemption Fees                                                      None            None           None            None

Annual Operating Expenses
(as a percentage of average net assets)

     Management Fees (after applicable limitation)                       0.49%*           0.59%*         0.00%*         0.21%*

     12b-1 Fees                                                           None            None           None            None

     Other Expenses (after applicable expense limitation)+               0.22%*          0.16%           0.00%*         0.79%
                                                                      -------------   -------------  -------------   -------------

     Total Operating Expenses (after applicable expense limitation)      0.71%*           0.75%*        0.00%*          1.00%*
                                                                      =============   =============  =============================

*The Advisers have voluntarily and temporarily agreed to limit certain expenses of the Small Cap II Fund and International Equity Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average daily net assets for the fiscal year ended December 31,
1996) would have been: Small Cap Fund -- 0.60%, 0.16%, and 0.76%; Small Cap II Fund -- 0.60%, 1.55% and 2.15%; and International Equity Fund -- 0.50%, 0.79% and 1.29%. The Adviser may revise or discontinue these agreements at any time although they have no current intentions to do so.

+Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                     Equity Fund   Small Capitalization    Small Capitalization    International
                                        Equity Fund           Equity Fund II        Equity Fund

After 1 Year              $7                $8                     $0                    $10
After 3 Years             23                25                      0                     32
After 5 Years             41                43                      0                     55
After 10 Years            91                95                      0                    122



The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

Financial Highlights

The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.


Equity Fund                                                                                   Year Ended December 31,
                                                             1996           1995           1994          1993           1992*
Net asset value - beginning of period                       $34.81         $28.66         $30.89        $26.28         $25.66
                                                         --------------  ------------   ------------  ------------   ------------
Income from investment operations

    Net investment income                                    $0.60          $0.76          $0.45         $0.50          $0.56
    Net realized and unrealized gain (loss)
    on investments                                           8.52           9.94          (1.62)         5.57           1.81
                                                         --------------  ------------   ------------  ------------   ------------
    Total from investment operations                         $9.12         $10.70         ($1.17)        $6.07          $2.37
                                                         --------------  ------------   ------------  ------------   ------------
Less distributions declared to shareholders

    From net investment income                              (0.56)         (0.78)         (0.44)        (0.47)         (0.54)
    From realized gain on investments                       (4.58)         (3.77)         (0.62)        (0.99)         (1.19)
    From paid-in capital                                      --             --             --            --           (0.02)
                                                         --------------  ------------   ------------  ------------   ------------
    Total distributions declared to shareholders            (5.14)         (4.55)         ($1.06)       ($1.46)        ($1.75)
                                                         --------------  ------------   ------------  ------------   ------------

    Net asset value - end of period                         $38.79         $34.81         $28.66        $30.89         $26.28
                                                         ==============  ============   ============  ============   ============

Total return3                                               26.84%         37.55%         (3.78%)       20.79%          9.52%
Ratios (to average daily net assets)/Supplemental Data
    Net assets at end of period (000 omitted)              $105,855        $88,532        $86,591       $72,916        $14,679
    Expenses**1                                              0.71%          0.69%          0.70%         0.80%          0.00%
    Net investment income**                                  1.53%          2.05%          1.55%         1.29%          2.52%

    Portfolio turnover2                                       41%           159%           182%          192%            92%
    Average Commission Rate2                                0.0499

**  For the year  ended  December  31,  1996  and the  three-year  period  ended
    December 31, 1993, Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net Investment Income per share                          $0.59                                       $0.47          $0.34
    Ratios (to average net assets)
    Expenses                                                 0.72%                                       0.97%          1.00%
    Net Investment Income                                    1.52%                                       1.12%          1.52%



Equity Fund                                         Year Ended December 31,
                                                          1991*+
Net asset value - beginning of period                     $20.00
                                                        -----------
Income from investment operations

    Net investment income                                 $0.46
    Net realized and unrealized gain (loss)
    on investments                                         6.17
                                                        -----------
    Total from investment operations                      $6.63
                                                        -----------
Less distributions declared to shareholders

    From net investment income                            (0.35)
    From realized gain on investments                     (0.62)
    From paid-in capital                                   --
                                                        -----------
    Total distributions declared to shareholders         ($0.97)
                                                        -----------

    Net asset value - end of period                       $25.66
                                                        ===========

Total return3                                            33.45%t
Ratios (to average daily net assets)/Supplemental Data
    Net assets at end of period (000 omitted)             $7,498
    Expenses**1                                           1.00%t
    Net investment income**                               1.92%t

    Portfolio turnover2                                    86%
    Average Commission Rate2

**  For the year  ended  December  31,  1996  and the  three-year  period  ended
    December 31, 1993, Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net Investment Income per share                       $0.23
    Ratios (to average net assets)
    Expenses                                              1.99%
    Net Investment Income                                 0.93%
  t Computed on an annualized basis.
  * Audited by other auditors.

  + For the period from  January 2, 1991  (start of  business)  to December  31,
1991.

1 Includes the Fund's share of the Standish Equity Portfolio's allocated expenses for the period from May 3, 1996 through December 31, 1996.
2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are 78% and $0.0483, respectively, as shown in the Standish Equity Portfolio's financial statements included in the Statement of Additional Information.
3  The Fund's  performance  benchmark is the S&P 500 Index.  See "Calculation of
   Performance Data" for a description of the S&P 500 Index. The average annual total return of the S&P 500 Index for each year since the Fund's inception was as follows (this total return information is not audited):

Total Return:         1996           1995           1994          1993           1992          1991
    S&P 500          22.96%         37.58%          1.32%        10.08%          7.63%        30.47%



Small Capitalization Equity Fund                                               Year Ended December 31,
                                                                 1996            1995            1994              1993
Net asset value - beginning of period                           $53.46          $42.15          $48.97            $39.83
                                                             --------------  -------------   -------------  -------------------
Income from investment operations

    Net investment income (loss)                                  --             --              --              ($0.07)
    Net realized and unrealized gain (loss) on investments       9.29           12.57          ($1.84)            11.31
                                                             --------------  -------------   -------------  -------------------
    Total from investment operations                             9.29           $12.57         ($1.84)            $11.24
                                                             --------------  -------------   -------------  -------------------
Less distributions declared to shareholders

    From net investment income                                    --             --              --                --
    From realized gains on investments                          ($9.79)        ($1.26)          (4.98)            ($2.1)
    From paid-in capital                                          --             --              --                --
                                                             --------------  -------------   -------------

    Total distributions declared to shareholders                ($9.79)        ($1.26)          (4.98)           ($2.10)
                                                             --------------  -------------   -------------  -------------------
    Net asset value - end of period                             $52.96          $53.46          $42.15            $48.97
                                                             ==============  =============   =============  ===================
Total return3                                                   17.36%          29.83%         (3.66%)            28.21%

Ratios (to average net assets)/Supplemental Data

    Net assets at end of period (000 omitted)                  $244,131        $180,470        $107,591          $85,141
    Expenses1                                                   0.75%**         0.75%           0.79%             0.88%
    Net investment income                                      (0.44%)**       (0.030%)        (0.027%)          (0.018%)
    Portfolio turnover 2                                          28%            112%            130%              144%
    Average Broker Commission Rate2                             $0.045           --              --                --


Small Capitalization Equity Fund                                     Year Ended December 31,
                                                               1992*          1991*          1990*+
Net asset value - beginning of period                          $39.99         $27.57         $26.24
                                                            -------------  -------------  -------------
Income from investment operations

    Net investment income (loss)                              ($0.11)        ($0.04)         $0.01
    Net realized and unrealized gain (loss) on investments      4.00          17.87           1.33
                                                            -------------  -------------  -------------
    Total from investment operations                           $3.89          $17.83         $1.34
                                                            -------------  -------------  -------------
Less distributions declared to shareholders

    From net investment income                                  --             --           ($0.01)
    From realized gains on investments                         (4.05)        ($5.35)          --
    From paid-in capital                                        --           ($0.06)          --
                                                            -------------                 -------------

    Total distributions declared to shareholders               (4.05)        ($5.41)        ($0.01)
                                                            -------------  -------------  -------------
    Net asset value - end of period                            $39.83         $39.99         $27.57
                                                            =============  =============  =============
Total return3                                                  9.74%          64.71%        15.35%t

Ratios (to average net assets)/Supplemental Data

    Net assets at end of period (000 omitted)                 $50,950        $35,418        $13,273
    Expenses1                                                  1.04%          0.87%          1.48%t
    Net investment income                                     (0.038%)       (0.015%)        0.17%t
    Portfolio turnover 2                                        101%           96%            13%
    Average Broker Commission Rate2                             --             --             --

----------------
t   Computed on an annualized basis.
*   Audited by other auditors.

** For the period from January 1, 1996 to May 3, 1996, Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

Net investment income per share ($0.01) Ratios (to average net assets):

    Expenses                                                             0.076%
    Net investment income                                               (0.045%)

+ For the period from August 31, 1990 (start of business) to December 31, 1990.

1 Includes the Fund's share of Standish Small Capitalization Equity Portfolio's allocated expenses for the period from May 3, 1996 through December 31, 1996.

2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are 76% and $0.0434 as shown in the Standish Small Capitalization Portfolio's financial statements included in the Statement of Additional Information.

3  The Fund's  performance  benchmarks  are the S&P 500 Index,  the Russell 2000
   Index and the Russell 2000 Growth  Index.  See  "Calculation  of  Performance
   Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):

    Total Return:                1996            1995            1994         1993          1992        1991           1990
    -------------                ----            ----            ----         ----          ----        ----           ----
        S&P 500                 22.96%          37.58%          1.32%        10.08%        7.63%       39.47%        (3.16%)
        Russell 2000            16.53%          28.44%         (1.83%)       10.89%        18.42%      41.64%        (19.52%)
        Russell 2000 Growth     11.26%          31.04%         (2.43%)       13.36%        7.77%       51.19%        (17.41%)

Small Capitalization Equity Fund II                              For the period December 23, 1996 (commencement of 0perations)
                                                                                   through December 31, 1996
Net asset value - beginning of period                                                  $20.00
                                                                               -----------------------
Income from investment operations

    Net investment income (1)                                                          $0.00
    Net realized and unrealized gain (loss) on investments                              0.39
    Total from investment operations                                                   $0.39
                                                                               -----------------------
Less distributions declared to shareholders
    From net investment income

    From realized gains on investments                                                   --
    From paid-in capital                                                                 --

                                                                               -----------------------

    Total distributions declared to shareholders                                         --
    Net asset value - end of period                                                    $20.39

                                                                               =======================
Total return1                                                                            --

Ratios (to average net assets)/Supplemental Data

    Net assets at end of period (000 omitted)                                           $484
    Expenses1*                                                                          N/A2
    Net investment income                                                               N/A2


----------------
*   Computed on an annualized basis.

  1 Includes the Fund's share of Portfolio allocated expenses.

  2 Ratios are not meaningful due to the short period of operations. All expenses were reimbursed by Standish.

  3 The Fund's  performance  benchmarks are the S&P 500 Index,  the Russell 2000
    Index and the Russell 2000 Growth Index.  See  "Calculation  of  Performance
    Data" for a description of these indices. The average annual total return of these indices for 1996, the year in which the Fund commenced operations, was as follows (this total return information is not audited): Total Return:

        S&P 500                                 22.96%
        Russell 2000                            16.53%
        Russell 2000 Growth                     11.26%

International Equity Fund                                                   Year Ended December 31,
                                                1996           1995          1994            1993          1992*          1991*
Net asset value                                $23.54         $23.12        $26.74          $19.78        $22.20         $20.16
                                             ------------  ------------- --------------  -------------  ------------   ------------
--beginning of period

Income from
investment operations

    Net investment income                       $0.47         $0.04          $0.21          $0.26          $0.26         ($0.33)
    Net realized and unrealized                 $1.28         $0.45         ($2.08)         $7.29         ($2.47)         $2.02
                                             ------------  ------------- --------------  -------------  ------------   ------------
    gain (loss) on investments

                                             ------------  ------------- --------------  -------------  ------------   ------------
    Total from investment                       $1.75         $0.49         ($1.87)         $7.55         ($2.21)         $2.35
                                             ------------  ------------- --------------  -------------  ------------   ------------
     operations
Less distributions declared
to shareholders

    From net investment income                 ($0.51)         --           ($0.12)        ($0.23)        ($0.21)         $0.30
    In excess of net
    investment income                            --            --             --           ($0.36)          --             --
    From realized gains                        ($1.53)        $0.07         ($1.63)          --             --           ($0.01)
                                             ------------  ------------- --------------  -------------  ------------   ------------
    on investments

    Total distributions declared               ($2.04)       ($0.07)        ($1.75)        ($0.59)        ($0.21)        ($0.31)
                                             ------------  ------------- --------------  -------------  ------------   ------------
    to shareholders

    Net asset value                            $23.25         $23.54        $23.12          $26.74        $19.78         $22.20
                                             ============  ============= ==============  =============  ============   ============
    --end of period

Total return2                                   7.44%         2.14%         (6.99%)         38.27%        (9.95%)        11.73%

    Net assets at end of                       $47,739       $59,473       $104,435        $92,419        $56,539        $47,077
    period (000 omitted)
Ratios (to average net assets)/

Supplemental Data

    Expenses                                   0.50%**        1.22%          1.23%          1.34%          1.53%          1.54%
    Net investment income                      1.80%**        1.76%          1.52%          1.09%          1.18%          1.30%
    Portfolio turnover                          163%           108%           75%            98%            98%            27%
    Average Broker Commission
    Rate Per Share                             $0.0092

International Equity Fund                        Year Ended December 31,
                                             1990*          1989*         1988*+
Net asset value                              $23.10        $20.07         $20.00
                                          -------------  ------------  -------------
--beginning of period

Income from
investment operations

    Net investment income                    $0.55          $0.49         $0.06
    Net realized and unrealized             ($2.67)         $3.23         $0.01
                                          -------------  ------------  -------------
    gain (loss) on investments

                                          -------------  ------------  -------------
    Total from investment                   ($2.12)         $3.72         $0.07
                                          -------------  ------------  -------------
     operations
Less distributions declared
to shareholders

    From net investment income              ($0.41)        ($0.50)         --
    In excess of net
    investment income                         --             --            --
    From realized gains                     ($0.41)        ($0.19)         --
                                          -------------  ------------  -------------
    on investments

    Total distributions declared            ($0.82)        ($0.69)        $0.00
                                          -------------  ------------  -------------
    to shareholders

    Net asset value                          $20.16        $23.10         $20.07
                                          =============  ============  =============
    --end of period

Total return2                               (9.44%)        18.79%        5.32% t

    Net assets at end of                    $24,872        $19,141       $10,158
    period (000 omitted)
Ratios (to average net assets)/

Supplemental Data

    Expenses                                 1.60%          1.60%        1.60% t
    Net investment income                    2.19%          2.29%        3.90% t
    Portfolio turnover                        48%            38%            0%
    Average Broker Commission
    Rate Per Share

----------------
t   Computed on an annualized basis.
*   Audited by other auditors.

** Standish voluntarily waived a portion of its investment advisory fee. Had this action not been undertaken, the net investment income per share and the ratios would have been:

Net investment income per share $0.27 Ratios (to average net assets):

    Expenses                                    1.29%
    Net investment income                       1.01%

  + For the period  from August 31, 1988  (start of  business)  to December  31,
1988.

1 Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.
2  The Fund's  performance  benchmark  is the Europe,  Asia,  Far-East  ("EAFE")
   Index.  See  "Calculation of Performance  Data" for a description of the EAFE
   Index. The average annual total return of the EAFE Index for each year since the Fund's inception was as follows (this total return information is not audited):

Total Return: 1996           1995          1994            1993          1992           1991           1990          1989       1988
  EAFE        6.04%         11.22%         7.79%          32.57%       (12.19%)       (12.12%)       (23.43%)       10.61%     0.60%

Investment Objectives and Policies

Investment Strategy

Each Fund is an actively managed diversified portfolio consisting primarily of equity and equity-related securities. Each Fund is managed to achieve long-term growth of capital. The Equity Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies which appear to be undervalued. The Small Capitalization Equity Fund ("Small Cap Fund") and the Small Capitalization Equity Fund II ("Small Cap II Fund") seek to achieve their respective objectives by focusing on equity and equity-related securities of small capitalization companies. The Small Cap Fund invests primarily in securities of companies with market capitalizations less than $700 million while the Small Cap II Fund invests primarily in securities of companies with market capitalizations less than $1 billion. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of foreign equity securities. The Equity Fund, the Small Cap Fund and the Small Cap II Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About The Master-Feeder Structure."

The Advisers seek to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. For the Equity Fund and the International Equity Fund, the Advisers utilize both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. For the Small Cap and Small Cap II Funds, Standish emphasizes small capitalization companies that have developed strong sector or industry positions and have produced solid balance sheets.

The equity and equity-related securities in which each Fund invests include exchange-traded and over-the-counter common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies, limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies, although not all Funds invest to the same extent in securities of foreign issuers. Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

* * *
Each Fund's specific investment objective, policies and strategies are set forth below to assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Equity Fund

The investment objective and characteristics of the Equity Fund correspond directly to those of the Equity Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objective and policies of the Equity Portfolio.

Investment Objective.  The Equity Portfolio's investment objective is to achieve
long-term  growth  of  capital  through  investment   primarily  in  equity  and
equity-related securities of companies which appear to be undervalued.

Principal  Investments.  Under normal circumstances,  at least 80% of the Equity
Portfolio's  total  assets  will  be  invested  in  equity  and   equity-related
securities.

Investment Strategies. The Equity Portfolio follows a disciplined investment strategy, emphasizing stocks which Standish believes offer above average potential for capital growth. Although the precise application of the discipline will vary according to market conditions, Standish intends to use statistical modeling techniques that utilize stock specific factors (e.g., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by Standish's professional staff before they are included in the Equity Portfolio's holdings. Securities selected for inclusion in the Equity Portfolio's holdings will represent various industries and sectors.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Equity Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

The Equity Portfolio may invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. These securities will be rated Aaa, Aa or A by Moody's Investor Service, Inc., or AAA, AA, or A by Standard and Poor's Ratings Group, Duff and Phelps, Inc. or Fitch Investors Service, Inc., or, if unrated, determined by Standish to be of comparable credit quality. Up to 5% of the Equity Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's, Duff, or Fitch. The Equity Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Equity Portfolio may purchase and sell put and call options, enter into futures contracts on U.S. equity indices, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund

The investment objective and characteristics of the Small Cap Fund correspond directly to those of the Small Capitalization Equity Portfolio ("Small Cap
Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap Portfolio.

Investment Objective. The Small Cap Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of small capitalization companies.

Principal Investments. Under normal circumstances, at least 80% of the Small Cap Portfolio's total assets will be invested in equity and equity-related securities of small capitalization companies. The Small Cap Portfolio will focus its investments in small capitalization companies that have market capitalizations less than $700 million. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $700 million after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Investment Strategies. The Small Cap Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $700 million, although the Small Cap Portfolio may include securities of larger, more mature companies. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Small Cap Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund II

The investment objective and characteristics of the Small Cap II Fund correspond directly to those of the Small Capitalization Equity Portfolio II ("Small Cap II Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap II Portfolio.

Investment Objective. The Small Cap II Portfolio's investment objective is to achieve long term growth of capital. The Portfolio seeks to achieve its objective through investment primarily in equity and equity-related securities of small capitalization companies.

Principal Investments. Under normal circumstances, at least 80% of the Small Cap II Portfolio's total assets will be invested in equity and equity-related securities of small capitalization companies. The Small Cap II Portfolio will focus its investments in small capitalization companies on those with market values less than $1 billion. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap II Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap II Portfolio may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations less than $1 billion after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Investment Strategies. The Small Cap II Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $1 billion. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Small Cap II Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap II Portfolio may enter into repurchase agreements, engage in short selling and is permitted to invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap II Portfolio may also purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The International Equity Fund

Investment Objective. The International Equity Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign equity securities. Capital growth is expected to result primarily from appreciation of the equity securities held in the Fund's portfolio; however, the Fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. Income received on the Fund's investments is incidental to the Fund's primary objective to obtain long-term capital growth.

Principal Investments. Under normal circumstances, at least 65% of the International Equity Fund's total assets will be invested in equity and equity-related securities of companies located in the foreign countries represented in the Morgan Stanley Capital International World Index (the "MSCI Index") and the Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The Fund intends to be invested in a broad range of foreign countries, but is not required to invest in each country represented in the EAFE Index or to invest in those countries in accordance with their weightings in the EAFE Index. The Fund intends to invest in a minimum of five countries.

Up to 25% of the Fund's total assets may be invested in securities of issuers doing business in emerging markets, provided that not more than 5% of the Fund's total assets may be invested in issuers located in any one emerging market. SIMCO considers an emerging equity market to be any country that is not represented in the MSCI World Index, which is an index of stocks in developed markets.

Investment Strategy. The Fund follows a disciplined investment strategy, emphasizing stocks and markets which SIMCO believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, SIMCO uses statistical modeling techniques that utilize stock and market specific factors to identify equity securities and markets that are attractive as purchase candidates. These factors include current and historical price multiple ratios and trends in consensus analysis estimates. Once identified, these securities and markets are subject to further review by the Fund's portfolio manager before they are included in the Fund's portfolio. Securities selected for inclusion in the Fund's portfolio will represent various industries and sectors.

Other Investments. The Fund may invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by SIMCO to be of comparable credit quality. The Fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the Fund for investment. The Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities. The Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

Description of Securities and Related Risks

The following sections include descriptions of specific securities and the risks that are associated with the purchase of a particular type of security or the utilization of a specific investment technique. For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. The Small Cap and Small Cap II Portfolios invest primarily, and the other Funds may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

Foreign Securities. The International Equity Fund may invest in foreign securities without limit. The Small Cap Portfolio and the Small Cap II Portfolio limit their investments in foreign securities to 15% of their respective total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. The Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded.

Investing in Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S.
dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currencies in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

The International Equity Fund may invest any portion of its assets in securities denominated in a particular currency. The portion of the International Equity Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions.

Each Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to hedge against changes in foreign currency exchange rates, although the Equity, the Small Cap and Small Cap II Portfolios have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Emerging Markets. The International Equity Fund is permitted to invest up to 25% of its total assets in issuers located in emerging markets. The Equity, Small Cap and Small Cap II Portfolios may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Depositary Receipts and Depositary Shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

Money Market Instruments and Short-Term Securities. Although each Fund intends to stay invested in equity and equity-related securities to the extent practical in light of its objective, each Fund may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions. The Small Cap Portfolio and Small Cap II Portfolio may hold up to 20% of their total assets in money market instruments and Short-Term Obligations without regard to the liquidity needs of their portfolios. Each Fund may also maintain cash balances and invest in money market instruments and Short-Term Obligations without limitation as a temporary defensive measure.

Money market instruments in which the Funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of a Fund's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. Up to 5% of a Fund's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality.

Generally, U.S. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury,
(C) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to determine its rating category. If the rating of a security held by a Fund is downgraded below the minimum rating, the Adviser will determine whether to retain that security in the Fund's portfolio.

Investment Techniques and Related Risks

Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

Repurchase Agreements. Each Fund (except the International Equity Fund) may invest up to 10% of its net assets in repurchase agreements. The International Equity Fund is not subject to the same limit, except that investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities; however, the Equity Portfolio, the Small Cap Portfolio and Small Cap II Portfolio invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Boards of Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, the Funds may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, each Fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.

Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

Investment Restrictions. The investment objectives of the Portfolios and the Small Capitalization Equity Fund II are not fundamental and may be changed by the Boards of Trustees without the approval of shareholders. The investment objectives of the Equity Fund, the International Equity Fund and the Small Capitalization Equity Fund are fundamental and may not be changed without a vote of the applicable Fund's shareholders. If there is a change in a Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each
Portfolio's and Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval, except that the Equity Fund's 10% limit on repurchase agreements is fundamental. Each Fund and Portfolio has adopted fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Information About the Master-Feeder Structure

Each Standish Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each of the Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The International Equity Fund purchases securities directly and maintains its own individual portfolio.

In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Fund's interest in its Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

If a Fund is requested to vote on a matter affecting the Portfolio in which it invests, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

From time to time, each Fund may advertise its annual total return which is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

The EAFE Index. The EAFE Index is a market capitalization weighted foreign securities index which is widely used to measure the performance of European, Australian, and Far Eastern stock markets. The EAFE Index currently includes over 1,000 companies drawn from the following 20 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

The Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization common stocks and is generally representative of unmanaged small capitalization stocks in the U.S. markets. A company's stock market capitalization is the total market value of its floating outstanding shares.

The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Dividends and Distributions

The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Equity Fund, Small Cap Fund and Small Cap II Fund will take into account their share of the income, gain or loss, expense, and any other tax items of its corresponding Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by the Fund's custodians (the "Custodians"). Investors Bank & Trust Company serves as custodian for the Equity Fund, Small Cap Fund and Small Cap II Fund and Morgan Stanley Trust Company serves as custodian for the International Equity Fund. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares of the Funds. Each Fund requires minimum initial investments of $100,000. Additional investments must be in amounts of at least $10,000. Certificates for Fund shares are not issued. Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodians that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or the Advisers.

In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the applicable Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund by securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

Net Asset Value

Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of their investments in the corresponding Portfolio and other assets in the case of the Standish Feeder Funds), subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no reported transactions are valued at the last quoted bid prices. Securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by the applicable Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by Investors Bank and Trust Company, the Funds' transfer agent, to be representative of fair levels at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

Exchange of Shares

Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (C) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (C) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust
Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes the Advisers, Standish Fund Distributors, the Trust and the Custodians to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither the Advisers, Standish Fund Distributors, the Trust, the applicable Fund, the Custodians, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

* * *
The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimums.

Management


Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.


Investment Advisers. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement and manages the International Equity Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and a Director of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President and a Director of SIMCO.

Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of March 31, 1997, Standish or SIMCO managed approximately $31 billion of assets. The Equity Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January 1991 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of SIMCO (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

The International Equity Fund's portfolio manager is Remi J. Browne, who has been primarily responsible for the day-to-day management of the Fund's portfolio since December 1996. During the past five years, Mr. Browne has served as Vice President and Chief Investment Officer of SIMCO and Vice President of Standish since 1996 and as Managing Director of Ark Asset Management Company, New York, prior thereto.

The Small  Capitalization  Equity  Portfolio's  portfolio manager is Nicholas S.
Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1990 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder fund structure on May 3, 1996. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish.

The Small Capitalization Equity Portfolio II's portfolio has two portfolio managers: Mr. Nicholas S. Battelle and Mr. Andrew L. Beja. Mr. Battelle has been primarily responsible for the day-to-day management of the Portfolio since 1990. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish. Mr. Beja has been associated with Standish since March 1996 as Senior Analyst on the small capitalization company team and is a Vice President of Standish. Prior to joining Standish, Mr. Beja was a Vice President and analyst at Advest, Inc. from 1985-1996.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manages the Portfolios' investments and SIMCO manages the International Equity Fund's investments in accordance with their respective investment objectives and policies, recommend investment decisions, place orders to purchase and sell securities and permit the Portfolios' and the Funds to use the name "Standish." For these services, each Portfolio pays Standish and the International Equity Fund pays SIMCO a monthly fee at a stated annual percentage rate of such Portfolio's ("Fund's") average daily net asset value:

                                                    Actual Rate
                                   Contractual      Paid for the
                                   Advisory Fee      Year Ended
                                   Annual Rate    December 31, 1996

Equity Portfolio                        0.50%          0.50%
Small Cap Equity Portfolio              0.60%          0.60%
Small Cap Equity II Portfolio           0.60%          0.00%*
International Equity Fund               0.80%          0.00%*
----------

*The applicable Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Small Cap II Fund and the International Equity Fund to 0.00% and 1.00%, respectively, of the applicable Fund's average daily net assets. (The International Equity Fund was subject to a different expense limitation prior to April 1, 1997.) The Advisers may terminate or revise these agreements at any time although they have no current intention to do so. If an expense limit is exceeded, the compensation due to an Adviser shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.


Administrator. Standish serves as administrator to the Equity Fund, Small Cap Fund and Small Cap II Fund. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows these Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the respective Adviser under the investment advisory agreements or the administration agreement.

Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator. Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The International Equity Fund, since it does not invest in a corresponding portfolio, bears all of the expenses listed above for both the Portfolios and the Funds. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."

Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolios and the International Equity Fund. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the International Equity Fund. The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making their selection.

Federal Income Taxes

Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. No portion of such dividends paid by the International Equity Fund is expected to qualify for the corporate dividends received deduction under the Code. A portion of such dividends paid by the other Funds will generally qualify for that deduction, subject to certain requirements and limitations under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.

The International Equity Fund and the Portfolios may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The International Equity Fund may, but the other Funds are not likely to, qualify to elect to pass certain qualifying foreign taxes through to shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction.
Shareholders will receive appropriate information from the Trust if this election is made for any year.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

After  the  close of each  calendar  year,  the  Funds  will  send a  notice  to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

The Funds and Their Shares

The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other.

Certificates for Fund shares are not issued.

The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodians

Investors Bank & Trust Company, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian for all cash and securities of the Portfolios and the Equity Fund, Small Cap Equity Fund and Small Cap Equity II Fund.

Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities of the International Equity Fund.

Transfer Agent and Dividend Disbursing Agent

Investors Bank & Trust Company, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serves as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and Portfolios' financial statements annually.

Legal Counsel

Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

Tax-Certification Instructions

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                         Standish Group of Equity Funds
                               Investment Adviser
                          Standish, Ayer & Wood, Inc.
                              One Financial Center
                          Boston, Massachusetts 02111

               (Equity Fund, Small Capitalization Equity Fund and
                      Small Capitalization Equity Fund II)

                               Investment Adviser

                Standish International Management Company, L.P.
                              One Financial Center

                          Boston, Massachusetts 02111
                          (International Equity Fund)

                             Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111

                                   Custodian

                         Investors Bank & Trust Company
                               John Hancock Tower
                              200 Clarendon Street
                          Boston, Massachusetts 02116

               (Equity Fund, Small Capitalization Equity Fund and
                      Small Capitalization Equity Fund II)

                            Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                          Boston, Massachusetts 02109

                                   Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201
                      (Standish International Equity Fund)

                                 Legal Counsel
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

     May 1, 1997




                         STANDISH GROUP OF EQUITY FUNDS
                              STANDISH EQUITY FUND
                       STANDISH INTERNATIONAL EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION


     This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Equity Fund ("Equity Fund"), the Standish Small Capitalization Equity Fund ("Small Capitalization Fund"), the Standish
Small Capitalization Equity Fund II ("Small Capitalization II Fund") and the Standish International Equity Fund ("International Equity Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                                   CONTENTS
Investment Objective and Policies..........................2
Investment Restrictions....................................8
Calculation of Performance Data...........................11
Management ...............................................14
Redemption of Shares......................................21
Portfolio Transactions....................................21
Brokerage Commissions.....................................22
Determination of Net Asset Value..........................22
The Funds and Their Shares................................23
The Portfolio and its Investors...........................23
Taxation..................................................23
Additional Information....................................26
Experts and Financial Statements..........................26

                                       INVESTMENT OBJECTIVE AND POLICIES
     The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.
     The Equity Fund invests all of its investible assets in the Standish Equity Portfolio (the "Equity Portfolio"). The Small Capitalization Equity Fund invests all of its investible assets in the Standish Small Capitalization Equity
Portfolio (the "Small Capitalization Portfolio"). The Small Capitalization Equity Fund II invests all of its investible assets in the Standish Small Capitalization Equity Portfolio II (the "Small Capitalization II Portfolio"). These three Funds are sometimes referred to in this Statement of Additional Information as Standish Feeder Funds.
     Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company, and each Portfolio has the same investment objective and restrictions as its corresponding Fund. Standish, Ayer and Wood, Inc. ("Standish") is the investment adviser to the Portfolios. Standish International Management Company, L.P. ("SIMCO") is the investment adviser to the International Equity Fund. Both Standish and SIMCO are sometimes referred to herein as the "Adviser" or collectively as the "Advisers".
     The Prospectus describes the investment objective of the Standish Feeder Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Standish Feeder Funds correspond directly to those of their respective Portfolios, the following discusses the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of each Fund's and each Portfolio's investment objective, policies and restrictions. For purposes of the discussion in this section of this Statement of Additional Information, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small
Capitalization Portfolio, the Small Capitalization II Portfolio and the International Equity Fund, unless otherwise noted.


Suitability and Risk Factors
     An investor should not expect, and the Funds do not intend, that each Fund will provide an investment program which meets all of the requirements of that investor. The companies in which the Small Capitalization and Small Capitalization II Portfolios invest generally reinvest their earnings, and dividend income should not be expected. Also, notwithstanding the Funds' ability to spread risk by holding securities of a number of companies, shareholders should be able and be prepared to bear the risk of investment losses which may accompany the investments contemplated by each Fund.

Common Stocks
     The  common   stocks  of  small   growth   companies  in  which  the  Small
Capitalization Portfolio invests typically have market capitalizations up to $700 million. The common stocks of the companies in which the Small Capitalization II Portfolio invests typically have market capitalizations up to $1 billion. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds with median portfolio market capitalizations of less than $ 1 billion. Their investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish believes that the securities of small companies are overvalued, their portfolios may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of each Portfolio's total assets. Both Portfolios will attempt to reduce risk by diversifying their investments within the investment policies set forth in the Prospectus and will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable.

Foreign Securities
     Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Fund will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.
     The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Fund's shareholders.
     Investors should understand that the expense ratio of each Fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.
     The Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and "Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Fund acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares

(unsponsored Depository Receipts or Shares), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

Strategic Transactions
     Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, a Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from

Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.). In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that a Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities covering the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

     If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.
     Each Fund may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
     Each Fund may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices
     Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.
     Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     Each Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.
     Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

     To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German Deutsche mark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of each Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.
     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts
     Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Money Market Instruments and Repurchase Agreements
     When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, each Fund may invest all or a portion of its assets in money market instruments or short-term interest-bearing securities. They may also invest uncommitted cash in such instruments and securities.
     Money market instruments include short-term U.S. government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by a Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Funds (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Funds' custodian bank until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.
     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Short-Term Debt Securities
     For defensive or temporary purposes, each Fund may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. These investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, nonnegotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.
     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Portfolio Turnover
     Each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. A Fund may therefore generally change its investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.
                                            INVESTMENT RESTRICTIONS
     The Funds and the Portfolios have adopted the following fundamental policies. Each Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

Standish Equity Fund and Equity Portfolio
     As a matter of fundamental policy, the Equity Portfolio (Equity Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
3.    Purchase real estate or real estate mortgage loans.
4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).
6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 10% of the value of its net assets.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.
c.   Invest more than 15% of its net assets in securities which are illiquid.
d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

     Notwithstanding any fundamental or non-fundamental policy, the Equity Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Equity Fund.

International Equity Fund
     As a matter of fundamental policy, the International Equity Fund may not:
1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
3. Make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.
4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).
5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.
6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:
a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.
c.   Invest more than 15% of its assets in securities which are illiquid.

Small Capitalization Equity Fund and Small Capitalization Equity Portfolio
     As a matter of fundamental policy, the Small Capitalization Portfolio (Small Capitalization Fund) may not:
1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.
2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
3.    Purchase real estate or real estate mortgage loans.
4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements with respect to 10% of the value of its net assets.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.
c.   Invest more than 15% of its net assets in securities which are illiquid.
d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

     Notwithstanding any fundamental or non-fundamental policy, the Small Capitalization Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the
SEC) in an open-end management investment company with substantially the same investment objective as the Small Capitalization Fund.

Small Capitalization Equity Fund II and Small Capitalization Equity Portfolio II
     As a matter of fundamental policy, the Small Capitalization Portfolio II (Small Capitalization Fund II) may not:
1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.
2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.
3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
     (iv) the Portfolio (Fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.
4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
5. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
7.    Purchase or sell commodities or commodity contracts,  except the Portfolio
      (Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.
8. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).
     For purposes of the fundamental investment restriction (1) regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.
c.   Invest more than 15% of its net assets in securities which are illiquid.
d. Purchase additional securities if the Fund's borrowings exceed 5% of the its net assets.


     Notwithstanding any fundamental or non-fundamental policy, the Small Capitalization Fund II may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the
SEC) in an open-end investment company with substantially the same investment objective as the Fund.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's or a Portfolio's assets will not constitute a violation of the restriction.
                                        CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.
     The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:

                                 Average Annual Total Return
Fund                              1-Year   5-Year   10-Year
----                              ------   ------   -------

Equity Fund                       26.84%   17.31%   19.84%1
                                  -----    -----    -----
Small Capitalization
   Equity Fund                    17.36%   15.61%   22.28%2
                                  -----    -----    -----
Small Capitalization
   Equity Fund  II                1.90%3      N/A       N/A
International Equity Fund          7.44%    4.91%    5.42%4
---------------------------
1 Equity Fund commenced operations on June 2, 1991.
2 Small Capitalization Equity Fund commenced operations on September 1, 1990.
3 Small Capitalization Equity Fund II commenced operations on December 23, 1996. 4 International Equity Fund commenced operations on December 8, 1988.

     These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.
     In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Equity Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------
1Q91                           16.30%           16.50%
2Q91                           (2.76)           (2.53)
3Q91                            6.15             6.42
4Q91                            11.09            11.34
1991                            36.36            34.62
1Q92                           (2.77)           (2.52)
2Q92                           (2.63)           (2.38)
3Q92                            4.03             4.28
4Q92                            11.20            10.74
1992                            9.52             9.52
1Q93                            7.71             7.91
2Q93                            2.76             2.96
3Q93                            6.64             6.84
4Q93                            2.34             2.54
1993                            20.79            21.72
1Q94                           (2.30)           (2.13)
2Q94                           (3.14)           (2.96)
3Q94                            3.22             3.40
4Q94                           (1.50)           (1.33)
1994                           (3.78)           (3.10)
1Q95                            8.76             8.93
2Q95                            11.10            11.28
3Q95                            9.56             9.74
4Q95                            3.90             4.09
1995                            37.55            38.46
1Q96                            6.84             6.99
2Q96                            2.69             2.87
3Q96                            4.96             5.17
4Q96                            10.16            10.33
1996                            26.84            27.71

Small Capitalization Equity Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1Q91                           28.41%           28.68%
2Q91                            2.87             3.12
3Q91                            12.58            12.73
4Q91                            10.74            10.94
1991                            64.71            65.95

Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1Q92                            3.16             3.38
2Q92                           (12.15)          (11.92)
3Q92                            7.23             7.52
4Q92                            12.91            13.20
1992                            9.74             10.83
1Q93                            0.62             0.84
2Q93                            3.45             3.70
3Q93                            14.45            14.67
4Q93                            7.63             7.83
1993                            28.21            29.30
1Q94                           (3.48)           (3.29)
2Q94                           (4.39)           (4.19)
3Q94                            5.90             6.11
4Q94                           (1.42)           (1.22)
1994                           (3.66)           (2.88)
1Q95                            6.03             6.22
2Q95                            2.55             2.73
3Q95                            16.17            16.36
4Q95                            2.80             2.98
1995                            29.83            30.77
1Q96                            6.60             6.80
2Q96                            10.27            10.47
3Q96                           (2.98)           (2.80)
4Q96                           (2.91)           (3.11)
1996                            17.36            18.24

Small Capitalization Equity Fund II
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

4Q96                            1.90%            1.90%

International Equity Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1Q89                           (0.75)%          (0.05)%
2Q89                            1.16             1.25
3Q89                            11.97            12.37
4Q89                            5.67             5.70
1989                            18.79            20.20
1Q90                           (0.10)            0.29
2Q90                            5.81             6.21
3Q90                           (18.32)          (17.92)
4Q90                            4.90             5.31
1990                           (9.44)           (7.93)
1Q91                            6.65             6.96
2Q91                           (3.03)           (2.70)
3Q91                            6.77             7.12

Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

4Q91                            1.18             1.64
1991                            11.73            13.31
1Q92                           (5.09)           (4.75)
2Q92                            0.62             1.05
3Q92                           (5.20)           (4.03)
4Q92                           (0.55)           (0.16)
1992                            0.95             0.55
1Q93                            7.23             7.57
2Q93                            3.11             3.48
3Q93                            8.45             8.77
4Q93                            15.32            15.64
1993                            38.27            40.01
1Q94                           (5.87)           (5.57)
2Q94                           (0.06)            0.22
3Q94                            2.84             3.17
4Q94                           (3.87)           (3.59)
1994                           (6.99)           (5.83)
1Q95                           (5.07)           (4.78)
2Q95                            2.57             2.86
3Q95                            2.41             2.68
4Q95                            2.31             2.68
1995                            2.01             3.26
1Q96                            2.38             2.51
2Q96                            4.89             5.02
3Q96                           (1.15)           (1.03)
4Q96                            1.22             1.34
1996                            7.44             7.97
     These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Capitalization Fund and Small Capitalization II Fund may compare their performances to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. The International Equity Fund may compare its performance to Morgan Stanley Capital International Index ("MSCI") and the Europe, Australia, Far East Index ("EAFE"). The EAFE-Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in European, Australian and Far Eastern securities markets and is based on month-end market capitalization. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                                  MANAGEMENT


Trustees and Officers of the Trust and Portfolio Trust
     The  Trustees and  executive  officers of the Trust are listed  below.  The
Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and
Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the
Portfolio and the Fund's investment adviser.

Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                         Vice President and Trustee       Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                      Chairman and Director,
Boston, MA 02111                                                                          Standish International
                                                                                         Management Company, L.P.

Samuel C. Fleming, 9/30/40                                  Trustee                        Chairman of the Board
c/o Decision Resources, Inc.                                                           and Chief Executive Officer,
1100 Winter Street                                                                       Decision Resources, Inc.;
Waltham, MA 02154                                                                        through 1989, Senior V.P.
                                                                                             Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                Trustee                        William Joseph Maier
c/o Harvard University                                                                Professor of Political Economy,
Cambridge, MA 02138                                                                         Harvard University

John H. Hewitt, 4/11/35                                     Trustee              Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                        Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                      and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President             Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                    Managing Director, Standish, Ayer &
One Financial Center                                                                      Wood, Inc. since 1990;
Boston, MA 02111                                                            formerly President of  Standish, Ayer & Wood, Inc.
                                                                                    Director of Standish International
                                                                                         Management Company, L.P.

Caleb Loring III, 11/14/43                                  Trustee                  Trustee, Essex Street Associates
c/o Essex Street Associates                                                          (family investment trust office);
P.O. Box 5600                                                                   Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54                            President and Trustee              Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                           and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                  Executive Vice President and Director,
                                                                              Standish International Management Company, L.P.

Richard C. Doll, 7/8/48                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

James E. Hollis III, 11/21/48               Executive Vice President and Treasurer     Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Anne P. Herrmann, 1/26/56                        Vice President and Secretary           Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                                Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                             since October 1996; formerly Senior Vice President,
One Financial Center                                                               Treasurer and Chief Financial Officer
Boston, MA  02111                                                               of Liberty Financial Bank Group (1993-95);
                                                                                   prior to 1993, Corporate Controller,
                                                                                       The Berkeley Financial Group

Caleb F. Aldrich, 9/20/57                               Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President            Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                   Assistant Vice President and
Boston, MA 02111                                                                            Compliance Officer,
                                                                               Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                           Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Remi Browne, 10/15/53                                   Vice President          Vice President, Standish, Ayer & Wood, Inc
c/o Standish, Ayer & Wood, Inc.                                                 Vice President and Chief Investment Officer
One Financial Center                                                               of Standish International Management
Boston, MA 02111                                                                          Company, L.P., prior to
                                                                                      August 1996, Managing Director
                                                                                       Ark Asset Management Company

Walter M. Cabot, 1/16/33                                Vice President                 Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                     prior to 1991, President,
Boston, MA 02111                                                                        Harvard Management Company
                                                                                      Senior Adviser and Director of
                                                                              Standish International Management Company, L.P.

David H. Cameron, 11/2/55                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.


Karen K. Chandor, 2/13/50                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Susan B. Coan, 5/1/52                                   Vice President                  Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63                             Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Joseph M. Corrado, 5/13/55                              Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                            Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                 Director, Standish International
Boston, MA 02111                                                                         Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President
Boston, MA  02111                                                             Standish International Management Company, L.P.

Maria D. Furman, 2/3/54                                 Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Ann S. Higgins, 4/8/35                                  Vice President                        Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                  Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   since December 1995; formerly
Boston, MA  02111                                                               Vice President, Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                            Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                       since November 1993; formerly,
One Financial Center                                                                         Investment Sales,
Boston, MA 02111                                                                       Cigna Corporation (1993) and
                                                                                     Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                         Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111



Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                               Vice President               President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.

Arthur H. Parker, 8/12/35                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                               Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                               Executive Vice President and Director
Boston, MA 02111                                                              Standish International Management Company, L.P.

Austin C. Smith, 7/25/52                                Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David C. Stuehr, 3/1/58                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                   Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                     Standish, Ayer & Wood, Inc. since
One Financial Center                                                                    April, 1990; formerly Vice
Boston, MA 02111                                                                     President, Aetna Life & Casualty
                                                                                          President and Director,
                                                                              Standish International Management Company, L.P.

Michael W. Thompson, 3/31/56                            Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher W. Van Alstyne, 3/24/60                     Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                               Formerly Regional Marketing Director,
Boston, MA 02111                                                                 Gabelli-O'Connor Fixed Income Management

     *   Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers
     Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.
     The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:


                                     Aggregate Compensation from the Funds
                                                                                             Pension or
                                                                                             Retirement
                                                                                              Benefits
                                                                                             Accrued as    Total Compensation
                                                 Small           Small                         Part of       from Funds and
                                   Equity   Capitalization  Capitalization    International    Funds'      Portfolio and Other
Name of Trustee                    Fund**    Equity Fund** Equity Fund II**    Equity Fund    Expenses      Funds in Complex*
-----------------------------------------------------------------------------------------------------------------------------
D. Barr Clayson                       $0            $0              $0               $0             $0                $0
Samuel C. Fleming                   $851        $1,887              $2             $624             $0           $49,250
Benjamin M. Friedman                $787        $1,743              $2             $576             $0           $45,500
John H. Hewitt                      $787        $1,743              $2             $576             $0           $45,500
Edward H. Ladd                        $0            $0              $0               $0             $0                $0
Caleb Loring, III                   $787        $1,743              $2             $576             $0           $45,500
Richard S. Wood                       $0            $0              $0               $0             $0                $0
* As of the date of this Statement of Additional Information there were 20 funds in the fund complex.  Total compensation is presented for the calendar year ended December 31, 1996.
** The  Fund  bears  its pro  rata  allocation  of  Trustees'  fees  paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.


Certain Shareholders
     Except as noted below for the Small Capitalization II Fund, at February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. The Trustees and Officers of the Trust as a group beneficially owned approximately 95% of the then outstanding shares of the Small Capitalization II Fund at that date. At February 1, 1997, the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund, each beneficially owned approximately 100% of the then outstanding interests of the Equity Portfolio, Small Capitalization Portfolio and Small Capitalization II Portfolio, respectively, and therefore controlled their corresponding Portfolios. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Equity Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Saturn & Co.                                      14%
FBO The Boston Home
P.O. Box 1537
Boston, MA  02205
Shipley Company, Inc.                             8%
455 Forest Street
Marlborough, MA 01752
Teamsters Local Union 918 Pension Fund            5%
2137-47 Utica Avenue
Brooklyn, NY  11234

Small Capitalization Equity Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Bingham, Dana & Gould                             8%
Trust Department
150 Federal Street
Boston, MA 02110
Rosemount Aerospace Profit Sharing Plan           6%
Norwest Bank Minnesota, N.A. Trustee
733 Marquette Avenue MS 0036
Minneapolis, MN  55479
Citibank, FSB as Trustee for Lutheran
Health Systems Employee's Pension Plan            6%
c/o Citibank
111 Wall Street, 20th Floor
New York, NY  10043
Small Capitalization Equity Fund II
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Edward H. Ladd                                    10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
Christina D. Wood*                                20%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Dolores S. Driscoll                               10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
Richard C. Doll                                   10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
Maria D. Furman                                   6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
Arthur H. Parker                                  6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
James E. Hollis                                   6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
Walter M. Cabot                                   6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
George W. Noyes                                   5%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
Dorothy G. Battelle+
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111
*Christina D. Wood is the wife of Richard S. Wood, President and Trustee of the Trust
+Dorothy G. Battelle is the wife of Nicholas S. Battelle, a Vice President of the Trust

International Equity Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Allendale Mutual Insurance Co.                    8%
P. O. Box 7500
Johnston, RI 02919
NationsBank of Texas, NA                          7%
TTEE FBO
Keystone Thermometrics Master Trust
P.O. BOX 831575
Dallas, TX  75283
Lumber Mutual Insurance                           7%
One Speen Street
Framingham, MA 01701
First Union National Bank                         7%
Cannon Foundation
a/c# 1028851439
401 S. Tryon St. CMG 1151
Charlotte, NC  28288

Fletcher Allen Health Care Depreciation Fund      7%
One Burlington Square
Burlington, VT  05401
Trustees of Reservations                          6%
572 Essex STreet
Beverly, MA  01915
OLSEN & Co.                                       6%
P.O. Box 92800
Rochester, NY  14692
Bingham Dana & Gould                              5%
Trust Department
150 Federal Street
Boston, MA  02110
     *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.


Investment Adviser
     Standish serves as the adviser to the Equity Portfolio, Small Capitalization Portfolio and Small Capitalization II Portfolio pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, Standish managed directly the assets of the Equity and Small Capitalization Funds pursuant to investment advisory agreements. These agreements were terminated by Equity and Small Capitalization Funds on such date subsequent to the approval by the Funds' shareholders on March 29, 1996 to implement certain changes in the Funds' investment restrictions which enable the Funds to invest all of their investable assets in the Equity Portfolio and Small Capitalization Portfolio, respectively. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.
     The following, constituting all of the Directors and all of the shareholders of Standish, are the Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H.
Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, and Richard S. Wood.
     SIMCO serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director and Adviser to SIMCO and a Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Vice President and director of Standish and the President of the Trust, is the Executive Vice President of SIMCO.

     Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios or the International Equity Fund for any costs incurred. In addition to those services, the Adviser provides the Intermittent Equity Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the Intermittent Equity Fund's or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.


                                 Contractual Advisory Fee Rate
                                     (as a percentage of
Fund                               average daily net assets)
--------------------------------------------------------------------------------
Equity Portfolio                             0.50%
Small Capitalization
  Equity Portfolio                           0.60%
Small Capitalization
  Equity Portfolio II                        0.60%
International Equity Fund                    0.80%

     During the last three fiscal years ended December 31, the Funds and the Portfolios paid advisory fees in the following amounts:
Fund                            1994       1995       1996
--------------------------------------------------------------------------------
Equity Fund                    422,731    555,164   163,5301
Equity Portfolio                 N/A        N/A     345,3012
Small Capitalization
  Equity Fund                  557,359    871,879   396,7961
Small Capitalization
  Equity Portfolio               N/A        N/A     920,7422
Small Capitalization
  Equity Fund II                 N/A        N/A        03
Small Capitalization
  Equity Portfolio II            N/A        N/A        62
International Equity Fund      841,166    704,283     7,841
     ------------------------
1    Equity  Fund  and  Small   Capitalization   Fund  were   converted  to  the
     master/feeder fund structure on May 3, 1996 and do not pay directly advisory fees after that date. Each such Fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.
2    The  Equity  Portfolio  and  Small   Capitalization   Portfolio   commenced
     operations on April 26, 1996.
3 The Small Capitalization Equity II commenced operations on December 23, 1996. The Adviser voluntarily agreed not to impose its advisory fee for the period through December 31, 1996.


     Pursuant to the investment advisory agreements, each Portfolio and the International Equity Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, and the International Equity Fund and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.
     Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the International Equity Fund and the Portfolios, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the International Equity Fund and its shareholders, and the Portfolios and their investors, come before those of the Adviser and its employees.

Administrator of the Fund
     Standish also serves as the administrator ("Fund Administrator") to the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund pursuant to written administration agreements with the Trust on behalf of these Funds. Certain services provided by the Fund Administrator under the administration agreements are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. Each of the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund's administration agreements can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to each of the Portfolios (the "Portfolio Administrator") pursuant to written administration agreements with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each Portfolio in the amount of $7,500 annually. The Portfolios' administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.
                                             REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.
     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any

90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.
                                            PORTFOLIO TRANSACTIONS
     The Adviser is responsible for placing the International Equity Fund's and each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the International Equity Fund and the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Equity Fund and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the International Equity Fund and the Portfolios effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the International Equity Fund and the Portfolios under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.
     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the International Equity Fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Equity Fund or a Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS


                                  Aggregate Brokerage
                            Commissions Paid by the Fund or
                                 portfolio transactions
--------------------------------------------------------------------------------
Equity Fund                    422,731    555,164   163,5301
Fund                            1994       1995       1996
Equity Fund1                  $287,545   $416,680    $80,855
Equity Portfolio2                N/A        N/A     $148,8715
Small Capitalization
  Equity Fund3                $512,334   $859,777   $162,096
Small Capitalization
  Equity Portfolio               N/A        N/A     $255,3465
Small Capitalization
  Equity Fund II4                N/A        N/A        N/A
Small Capitalization
  Equity Portfolio II            N/A        N/A      $3,480
International Equity Fund     $240,006   $439,738   $286,838

1 The Fund was converted to the master-feeder structure on May 3, 1996 and does not directly pay brokerage commissions after that date. The Fund bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
2 At December 31, 1996, the Portfolio held the following amounts of securities of its regular brokers or dealers: Travelers, $1,574,000.
3 The Fund was converted to the master-feeder structure on May 3, 1996 and does not directly pay brokerage commissions after that date. The Fund bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
4 The Fund is a Feeder Fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
5  The Portfolio commenced operations on May 3, 1996.


                                       DETERMINATION OF NET ASSET VALUE
     Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

     The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Equity, Small Capitalization and Small Capitalization II Funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. on the following Business Day.
     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotation are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.
     Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or Portfolio are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.
     Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                                          THE FUNDS AND THEIR SHARES
     Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.
     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Equity, Small Capitalization and Small Capitalization II Funds invest all of their investible assets in other open-end investment companies.
     All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.
                                        THE PORTFOLIO AND ITS INVESTORS
     Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like their corresponding Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                                                   TAXATION
     Each series of the Trust, including each Funds, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.
     Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund invest their assets in the Equity, Small Capitalization and Small Capitalization II Portfolios, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.
     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.
     Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. .

     Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or a Portfolio's ability to enter into futures, options or currency forward transactions.
     Certain options, futures or currency forward transactions undertaken by a Fund or a Portfolio may cause the Fund or Portfolio to recognize gains or losses from marking to market even though the Fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by the International Equity Fund or realized by a Portfolio and allocable to the corresponding Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
     Foreign exchange gains and losses realized by a Portfolio and the International Equity Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' or the International Equity Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain a Fund is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Equity Fund, Small Capitalization Fund and Small Capitalization II Fund plus any such gain the Funds may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

     Each Portfolio and the International Equity Fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of a Fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolios are such that each Fund that invests in a Portfolio expects that it generally will not meet this 50% requirement, shareholders of each such Fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute.
     The International Equity Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
     If the International Equity Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the International Equity Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.
     If a Portfolio or the International Equity Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolios and the International Equity Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.
     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.
     For purposes of the dividends received reduction available to corporations, dividends received by a Portfolio and allocable to its corresponding Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. The International Equity Fund is unlikely to earn a substantial amount of qualifying dividends, but the Portfolios' dividend income, if any, probably will generally qualify for this deduction. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.
     Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.
     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.
     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.
                                            ADDITIONAL INFORMATION
     The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                                       EXPERTS AND FINANCIAL STATEMENTS
     Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of Equity Fund, International Equity Fund and Small Capitalization Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Equity Portfolio, Small Capitalization Portfolio and Small Capitalization II Portfolio's financial statements contained in their corresponding Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.

                              The Standish Group of
                               Fixed Income Funds

                                 Standish Fixed
                                   Income Fund

                                 Standish Fixed
                                 Income Fund II

                               Standish Short-Term
                               Asset Reserve Fund

                        Standish Controlled Maturity Fund

                            Standish Securitized Fund

                                   Prospectus

 ................................................................................

                      Standish Group of Fixed Income Funds

 ................................................................................

   The Standish Group of Fixed Income Funds includes the Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund and Standish Securitized Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Fixed Income Fund invests solely in the Standish Fixed Income Portfolio, an open end investment company. Standish, Ayer & Wood, Inc. is the investment adviser to the Fixed Income Portfolio and the Fixed Income Fund II, Short-Term Asset Reserve Fund, Controlled Maturity Fund and Securitized Fund.

   Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066.

   Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-one employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.

   This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time. The Statement of Additional
Information is incorporated by reference into this Prospectus and is available without charge upon request from (800) 729-0066.

   Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

   Table of Contents

Fund Comparison Highlights ...................................................3
Expense Information ..........................................................4
Financial Highlights .........................................................5
Investment Objectives and Policies ..........................................10
   The Fixed Income Fund ....................................................10
   The Fixed Income Fund II .................................................11
   The Short-Term Asset Reserve Fund ........................................11
   The Controlled Maturity Fund .............................................11
   The Securitized Fund .....................................................11
Description of Securities and Related Risks .................................12
     General Risks ..........................................................12
     Specific Risks .........................................................12
Investment Techniques and Related Risks .....................................15
Information about the Master-Feeder Structure ...............................18
Calculation of Performance Data .............................................18
Dividends and Distributions .................................................20
Purchase of Shares ..........................................................20
Net Asset Value .............................................................21
Exchange of Shares ..........................................................21
Redemption of Shares ........................................................22
Management ..................................................................23
Federal Income Taxes ........................................................24
The Funds and Their Shares ..................................................24
Custodian, Transfer Agent and Dividend Disbursing Agent .....................25
Independent Accountants .....................................................25
Legal Counsel ...............................................................25
Tax Certification Instructions ..............................................25

Fund Comparison Highlights
   The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.



                     Fixed Income        Fixed Income        Short-Term         Controlled          Securitized
                     Fund                Fund II             Asset Reserve      Maturity Fund       Fund
                                                             Fund

Primary Types of     Fixed income        Fixed income        Money market       Fixed income        Mortgage-related
Obligations          securities of (i)   securities of U.S.  instruments and    securities of U.S.  and
                     U.S. and foreign    corporations and    short-term fixed   corporations and    asset-backed
                     governments, and    other entities,     income securities  other entities,     securities of
                     (ii) U.S. and       and U.S.            of (i) U.S. and    and U.S.            U.S. and
                     foreign             government          foreign            government          foreign
                     corporations                            governments,                           governments
                                                             and (ii) U.S. and                      and
                                                             foreign banks                          corporations
                                                             and corporations

Credit Quality       Primarily           Exclusively         Exclusively        Exclusively         Primarily high
                     investment grade;   investment grade;   investment         investment grade;   grade; up to
                     up to 15% of total  emphasis on         grade; up to 15%   emphasis on         15% of total
                     assets in           obligations likely  of total assets    obligations likely  assets in
                     obligations rated   to be upgraded      in medium grade    to be upgraded      medium grade
                     Ba, BB or
                     equivalent

Investment Grade     No                  Yes                 Yes                Yes                 Yes
Only

Average Portfolio    Aa/AA               Aa/AA               Aa/AA              Aa/AA               Aa/AA
Quality

Average Effective    5-13 years          5-13 years          6-15 months        Not more than 5     3-15 years;
Portfolio Maturity                                           maximum of 18      years               varies due to
(Dollar-Weighted)                                            months                                 prepayment rate

Foreign Securities   Yes; up to 20% of   No                  No; limited        No                  Yes; up to 10%
                     total assets                            exception for                          of total assets
                     (including issuers                      money market                           primarily in
                     located in                              obligations of                         Canadian and
                     emerging                                foreign banks                          European
                     markets); no more                       and prime                              issuers
                     than 10% of total                       commercial
                     assets not subject                      paper of foreign
                     to currency                             companies
                     hedging

Benchmark            Lehman Brothers     Lehman Brothers     IBC/Donoghue       Merrill Lynch 1-3   Lehman
                     Aggregate Bond      Aggregate Bond      All Taxable        year Treasury       Brothers
                     Index               Index               Money Market       Index               Aggregate
                                                             Index                                  Index and
                                                                                                    Lehman
                                                                                                    Brothers
                                                                                                    Mortgage Index


   Expense Information


   Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Fixed Income Fund include expenses of the Fund and the Standish Fixed Income Portfolio ("Portfolio"). The Trust's Trustees believe that the Fixed Income Fund's total operating expenses are approximately equal to or less than what would be the case if the Fund did not invest all of its investable assets in the Fixed Income Portfolio.

                                                        Fixed        Fixed      Short-Term     Controlled     Securitized Fund
                                                        Income       Income       Asset      Maturity Fund
                                                         Fund       Fund II      Reserve
                                                                                   Fund

Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases            None         None          None           None             None

    Maximum Sales Load Imposed on Reinvested           None         None          None           None             None
    Dividends

    Deferred Sales Load                                None         None          None           None             None

    Redemption Fees                                    None         None          None           None             None

Annual Operating Expenses
(as a percentage of average net assets)

    Management Fees (after applicable limitation)      0.32%        0.00%   *    0.25%          0.00%      *     0.20%      *

    12b-1 Fees                                         None         None          None           None             None

    Other Expenses (after applicable expense           0.06%        0.40%   *    0.10%          0.40%      *     0.25%      *
    limitation)+
                                                     ----------   ----------   -----------  ---------------  ---------------

    Total Operating Expenses

    (after applicable expense limitation)              0.38%        0.40%        0.35%          0.40%            0.45%
                                                     ==========   ==========   ===========  ===============  ===============

*Standish has voluntarily and temporarily agreed to limit certain expenses of Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund. In the absense of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets for the fiscal year ended December 31, 1996) would have been: Fixed Income Fund II-- 0.40%, 0.66% and 1.06%; Controlled Maturity Fund--0.35%, 0.90% and 1.25%; and Securitized Fund--0.25%, 0.26% and 0.51%. Standish may revise or discontinue these agreements at any time although it has no current intentions to do so.

+Other expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

   Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                  Fixed        Fixed      Short-Term     Controlled     Securitized Fund
                  Income       Income       Asset      Maturity Fund
                   Fund       Fund II      Reserve
                                             Fund

After 1 Year        $4           $4           $4             $4               $5
After 3 Years       12           13           11             13               14
After 5 Years       21           22           20             22               25
After 10 Years      48           51           44             51               57


   The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

   Financial Highlights


   The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.

Fixed Income Fund                                                          Year Ended December 31,
                                                    1996(3)            1995             1994             1993               1992*
Net asset value - beginning of period                $20.92           $18.91           $21.25           $20.55             $20.96
                                                 ---------------  ---------------- ---------------- ----------------  --------------
Income from investment operations

   Net investment income                             $1.46             $1.35            $1.25            $1.50              $1.59
   Net realized and unrealized gain
   (loss)                                            (0.37)            2.08            (2.29)            1.45              (0.18)
                                                 ---------------  ---------------- ---------------- ----------------  --------------
   Total from investment operations                  $1.09             $3.43           ($1.04)           $2.95              $1.41
Less distributions declared
to shareholders

   From net investment income                       ($1.48)           ($1.42)          ($1.10)          ($1.51)            ($1.52)
   In excess of net investment income                 --                --               --             (0.04)               --
   From net realized gain on investments              --                --             (0.04)           (0.70)             (0.30)
   Tax return of capital                              --                --             (0.16)             --                 --
                                                 ---------------  ---------------- ---------------- ----------------  --------------
   Total distributions declared to shareholders     ($1.48)           ($1.42)          ($1.30)          ($2.25)            ($1.82)
                                                 ---------------  ---------------- ---------------- ----------------  --------------

   Net asset value - end of period                   $20.53           $20.92           $18.91           $21.25             $20.55
                                                 ===============  ================ ================ ================  ==============

Total return4                                        5.48%            18.54%           (4.86)%          14.64%              6.88%
Ratios (to average daily net assets)/

Supplemental Data

   Net assets at end of period (000 omitted)       $2,603,628       $2,267,107       $1,642,933       $1,307,099          $919,909
   Expenses1                                         0.38%             0.38%            0.38%            0.40%              0.41%
   Net investment income                             7.13%             7.80%            7.25%            7.07%              7.61%

   Portfolio turnover2                               49.00%           132.00%          122.00%          150.00%            217.00%


Fixed Income Fund                                                          Year Ended December 31,
                                                    1991*          1990*          1989*          1988*          1987*@
Net asset value - beginning of period               $19.56         $19.54         $18.84         $18.99         $20.00
                                                 -------------  -------------  -------------  -------------  -------------
Income from investment operations

   Net investment income                            $1.68          $1.76          $1.81          $1.72          $1.17
   Net realized and unrealized gain
   (loss)                                            1.66          (0.05)          0.69          (0.13)         (1.07)
                                                 -------------  -------------  ----------------------------  -------------
   Total from investment operations                 $3.34          $1.71          $2.50          $1.59          $0.10
Less distributions declared
to shareholders

   From net investment income                      ($1.49)        ($1.69)        ($1.80)        ($1.74)        ($1.11)
   In excess of net investment income                --             --             --             --             --
   From net realized gain on investments            (0.45)          --             --             --             --
   Tax return of capital                             --             --             --             --             --
                                                 -------------  -------------  -------------  -------------  -------------
   Total distributions declared to shareholders    ($1.94)        ($1.69)        ($1.80)        ($1.74)        ($1.11)
                                                 -------------  -------------  -------------  -------------  -------------

   Net asset value - end of period                  $20.96         $19.56         $19.54         $18.84         $18.99
                                                 =============  =============  =============  =============  =============

Total return4                                       17.65%         9.23%          13.75%         8.53%         0.083% t
Ratios (to average daily net assets)/

Supplemental Data

   Net assets at end of period (000 omitted)       $631,457       $397,267       $264,874       $198,836       $156,834
   Expenses1                                        0.46%          0.49%          0.53%          0.54%         0.59% t
   Net investment income                            8.28%          9.07%          9.26%          8.94%         8.16% t

   Portfolio turnover2                             176.00%        107.00%        106.00%        119.00%         73.00%

 t Computed on an annualized basis.
 * Audited by other auditors.

 @ For the period from March 27, 1987 (start of business) to December 31, 1987.

1 Includes the Fund's share of the Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.

2  Portfolio  turnover  represents the rate of portfolio activity for the period while the Fund was making investments  directly in securities.  The Portfolio turnover rate for the period since the Fund transferred  substantially all of its investable assets to the Portfolio is 69%, as shown in the Standish Fixed
   income  Portfolio's   financial  statements  included  in  the  Statement  of
   Additional Information.

3  Calculated based on average shares outstanding.

4  The Fund's performance  benchmark is the Lehman Brothers Aggregate Index. See
   "Calculation of Performance Data" for a description of the index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited):

                    1996        1995      1994       1993         1992         1991       1990      1989      1988      1987
                    ----        ----      ----       ----         ----         ----       ----      ----      ----      ----

Total Return:

   Lehman Brothers  3.61%       18.47%    (2.92)%     9.75%        7.40%       16.00%     8.95%     14.53%    7.89%     1.08%
   Aggregate Index

Fixed Income Fund II                                       Year Endeded                  For the Period July 3, 1995
                                                         December 31, 1996         (start of business) to December 31, 1995
Net asset value - beginning of period                             $20.52                         $20.00
                                                        ---------------------------  -------------------------------
Income from investment operations

    Net investment income                                         $1.16                          $0.53
    Net realized and unrealized gain (loss)                       (0.52)                          0.64
                                                        ---------------------------  -------------------------------
    Total from investment operations                              $0.64                          $1.17
Less distributions declared to shareholders
    From net investment income                                   ($1.15)                        ($0.53)
    In excess of net investment income                             --                            (0.12)
    From net realized gains on investments                        (1.28)                          --
                                                        ---------------------------  -------------------------------
    Total distributions declared to shareholders                 ($2.43)                         $0.65
                                                        ---------------------------  -------------------------------

    Net asset value - end of period                               $18.73                         $20.52
                                                        ===========================  ===============================

Total return1                                                     3.77%                          5.79%
Ratios (to average daily net assets)/Supplemental Data
    Net assets at end of period (000 omitted)                    $35,485                         $8,046
    Expenses*                                                     0.40%                          0.40%t
    Net investment income*                                        6.57%                          6.64%t

    Portfolio turnover                                           124.00%                        389.00%


  * The investment adviser voluntarily waived its investment advisory fee and reimbursed the fund for a portion of its operating expenses. Had these actions not been taken, the ratios would have been:

         Net investment income per share                          $1.04                          $0.29
         Ratios (to average daily net assets):
              Expenses                                            1.06%                          1.29%t
              Net investment income                               5.91%                          5.75%t

  t Computed on an annualized basis

  1 The Fund's performance benchmark is the Lehman Brothers Aggregate Index. See
    "Calculation of Performance Data" for a description of the index. The average annual total return of the index for each year since the Fund's inception was as follows (this total return information is not audited):

                                                                   1996                           1995
Total Return:

    Lehman Brothers                                               3.61%                          6.31%
    Aggregate Index



Short-Term Asset Reserve Fund                                                 Year Ended December 31,
                                                       1996           1995            1994             1993             1992*
Net asset value - beginning of period                 $19.55         $19.22          $19.79           $19.96           $20.46
                                                   -------------  --------------  --------------  ----------------  --------------
Income from investment operations

   Net investment income                              $1.11           $1.13           $1.01            $1.31            $1.35
   Net realized and unrealized gain
   (loss) on investments                              (0.40)          0.33           (0.57)           (0.17)           (0.48)
                                                   -------------  --------------  --------------  ----------------  --------------
   Total from investment operations                   $1.07           $1.46           $0.44            $1.14            $0.87
Less distributions declared
to shareholders

   From net investment income                        ($1.12)         ($1.12)         ($1.01)          ($1.31)          ($1.35)
   In excess of net investment income                  --            (0.01)            --               --               --
   From net realized gain on investments               --              --              --               --             (0.02)
                                                   -------------  --------------  --------------  ----------------  --------------
   Total distributions declared to shareholders      ($1.12)         ($1.13)         ($1.01)          ($1.31)          ($1.37)
                                                   -------------  --------------  --------------  ----------------  --------------

   Net asset value - end of period                    $19.50         $19.55          $19.22           $19.79           $19.96
                                                   =============  ==============  ==============  ================  ==============

Total return1                                         5.62%           7.85%           2.27%            5.08%            4.33%
Ratios (to average daily net assets)/

Supplemental Data

   Net assets at end of period                       $194,074       $243,500        $277,017         $275,080         $289,969
   (000  omitted)

   Expenses                                           0.35%           0.33%           0.33%            0.33%            0.37%
   Net investment income                              5.75%           5.95%           5.24%            5.82%            6.60%

   Portfolio turnover                                156.00%         208.00%         154.00%          182.00%          167.00%


Short-Term Asset Reserve Fund                               Year Ended December 31,
                                                       1991*           1990*          1989*@
Net asset value - beginning of period                  $20.20          $20.14         $20.00
                                                    -------------   -------------  -------------
Income from investment operations

   Net investment income                               $1.47           $1.66          $1.69
   Net realized and unrealized gain
   (loss) on investments                                0.37            0.07           0.14
                                                    -------------   -------------  -------------
   Total from investment operations                    $1.84           $1.73          $1.83
Less distributions declared
to shareholders

   From net investment income                         ($1.47)         ($1.66)        ($1.69)
   In excess of net investment income                   --              --             --
   From net realized gain on investments               (0.11)           0.01           --
                                                    -------------   -------------  -------------
   Total distributions declared to shareholders       ($1.58)         ($1.67)        ($1.69)
                                                    -------------   -------------  -------------

   Net asset value - end of period                     $20.46          $20.20         $20.14
                                                    =============   =============  =============

Total return1                                          9.41%           8.96%          9.54%t
Ratios (to average daily net assets)/

Supplemental Data

   Net assets at end of period                        $266,256        $105,303       $66,167
   (000  omitted)

   Expenses                                            0.38%           0.45%          0.50%t
   Net investment income                               7.17%           8.17%          8.52%t

   Portfolio turnover                                 134.00%         128.00%        132.00%

 t Computed on an annualized basis.
 * Audited by other auditors.

@ For the period from January 3, 1989 (start of business) to December 31, 1989.

 1 The Fund's performance benchmark is the IBC/Donoghue Money Market Average/All
   Taxable Index. See "Calculation of Performance Data" for a description of the benchmark. The average annual total return of this benchmark for each year since the Fund's inception was as follows (this total return information is not audited):

                       1996       1995          1994           1993          1992            1991            1990           1989
                       ----       ----          ----           ----          ----            ----            ----           ----
Total Return:

   IBC/Donoghue       4.90%       5.50%         3.74%          2.71%         3.39%          5.79%           7.82%          8.90%
   Money Market
   Average/All Taxable Index

Controlled Maturity Fund                                   Year Ended December 31, 1996            For the Period July 3, 1995
                                                                                            (start of business) to December 31, 1995
Net asset value - beginning of period                               $20.24                                 $20.00
                                                           --------------------------           ------------------------------
Income from investment operations

    Net investment income                                            $1.27                                  $0.57
    Net realized and unrealized gain (loss)                         (0.27)                                  0.24
                                                           --------------------------           ------------------------------
    Total from investment operations                                 $1.00                                  $0.81
Less distributions declared to shareholders
    From net investment income                                      ($1.24)                                ($0.57)
    From net realized gains on investments                          (0.01)                                   --
                                                           --------------------------           ------------------------------
    Total distributions declared to shareholders                    ($1.25)                                ($0.57)
                                                           --------------------------           ------------------------------

    Net asset value - end of period                                 $19.99                                 $20.24
                                                           ==========================           ==============================

Total return1                                                        5.13%                                  4.20%
Ratios (to average daily net assets)/Supplemental Data
    Net assets at end of period (000 omitted)                       $12,525                                $8,868
    Expenses*                                                        0.40%                                 0.40%y
    Net investment income*                                           6.60%                                 6.29%y

    Portfolio turnover                                              107.00%                                127.00%

  * The investment adviser voluntarily waived its investment advisory fee and reimbursed the fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

         Net investment income per share                             $1.11                                  $0.38
         Ratios (to average daily net assets):
              Expenses                                               1.25%                                 2.51%y
              Net investment income                                  5.75%                                 4.18%y

  y Computed on an annualized basis

  1 The Fund's performance benchmark is the Merrill Lynch 1-3 Year U.S. Treasury
    Index. See "Calculation of Performance Data" for a description of the index.
    The average annual total return of the Index for each year since the Fund's inception was as follows (this total return information is not audited):

                                                                     1996                                   1995
Total Return:

    Merrill Lynch 1-3                                                4.98%                                  4.06%
    Year U.S. Treasury Index

Securitized Fund                                                            Year Ended December 31,

                                                      1996           1995           1994           1993          1992*
Net asset value - beginning of period                $20.25         $18.61         $20.24         $20.14         $20.97
                                                  -------------  -------------  -------------  -------------  -------------
Income from investment operations

    Net investment income                            $1.43          $1.32          $1.42          $1.45          $1.43
    Net realized and unrealized gain
    (loss) on investments                            (0.57)          1.66          (1.86)          0.54          (0.61)
                                                  -------------  -------------  -------------  -------------  -------------
    Total from investment operations                 $0.86          $2.98         ($0.44)         $1.99          $0.82
Less distributions declared
to shareholders

    From net investment income                      ($1.41)        ($1.34)        ($1.19)        ($1.48)        ($1.57)
    In excess of net investment income                --             --             --            (0.05)          --
    From net realized gain on investments             --             --             --            (0.36)         (0.07)
    In excess of net realized gain on investments     --             --             --             --            (0.01)
                                                  -------------  -------------  -------------  -------------  -------------
    Total distributions declared to shareholders    ($1.41)        ($1.34)        ($1.19)        ($1.89)        ($1.65)
                                                  -------------  -------------  -------------  -------------  -------------

    Net asset value - end of period                  $19.70         $20.25         $18.61         $20.24         $20.14
                                                  =============  =============  =============  =============  =============

Total return1                                        4.41%          16.32%        (2.16)%         10.02%         4.07%
Ratios (to average net assets)/

Supplemental Data

    Net assets at end of period                     $50,617        $55,201        $53,779        $78,054        $90,460
    (000 omitted)

    Expenses#                                        0.45%          0.45%          0.45%          0.45%          0.45%
    Net investment income#                           6.99%          6.78%          6.79%          6.75%          6.94%

    Portfolio turnover                              212.00%        225.00%        138.00%        130.00%        301.00%


Securitized Fund                                             Year Ended December 31,

                                                      1991*          1990*         1989*@
Net asset value - beginning of period                 $20.48         $20.15        $20.00
                                                   -------------  -------------  ------------
Income from investment operations

    Net investment income                             $1.71          $1.80          $0.60
    Net realized and unrealized gain
    (loss) on investments                              1.37           0.40          0.20
                                                   -------------  -------------  ------------
    Total from investment operations                  $3.08          $2.20          $0.80
Less distributions declared
to shareholders

    From net investment income                       ($1.55)        ($1.70)         $0.60
    In excess of net investment income                 --             --             --
    From net realized gain on investments             (1.04)         (0.17)          --
    In excess of net realized gain on investments                     --           (0.05)
                                                   -------------  -------------  ------------
    Total distributions declared to shareholders     ($2.59)        ($1.87)         $0.55
                                                   -------------  -------------  ------------

    Net asset value - end of period                   $20.97         $20.48        $21.35
                                                   =============  =============  ============

Total return1                                         15.57%         11.47%        11.90%
Ratios (to average net assets)/

Supplemental Data

    Net assets at end of period                      $78,570        $67,278        $31,427
    (000 omitted)

    Expenses#                                         0.45%          0.45%         0.45%+
    Net investment income#                            8.03%          8.88%         8.46%+

    Portfolio turnover                               324.00%        146.00%         1.00%

  + Computed on an annualized basis.
  * Audited by other auditors.

  @ For the period  from August 31, 1989  (start of  business)  to December  31,
1989.

  # Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net investment income per share    $1.40     $1.22     $1.41      $1.44     $1.42     $1.70     $1.79     $0.59
    Ratios (to average net assets):
        Expenses                       0.51%     0.51%     0.49%      0.48%     0.51%     0.49%     0.51%     0.59%
         Net investment income         6.93%     6.72%     6.76%      6.72%     6.88%     7.99%     8.82%     8.32%

1 The Fund's performance benchmarks are Salomon Shearson's Mortgage Index and the Lehman Brothers Aggregate Index. See "Calculation of Performance Data" for a description of these Indices. The average annual total return of these Indices for each year since the Fund's inception was as follows (this total return information is not audited):

                                  1996       1995       1994      1993      1992     1991       1990      1989
                                  ----       ----       ----      ----      ----     ----       ----      ----
Total Return:

Lehman Brothers Mortgage Index    5.36%      16.79%    (1.61)%    6.84%     6.95%    15.71%     10.73%     4.73%
Lehman Brothers Aggregate Index   3.61%      18.47%    (2.92)%    9.75%     7.40%    16.00%     8.95%      4.24%

   Investment Objectives and Policies

Investment Strategy

   Each Fund is an actively managed diversified portfolio consisting primarily of fixed income securities. Each Fund is managed to maximize total return consistent with preserving principal and liquidity, except for the Fixed Income Fund and the Short-Term Asset Reserve Fund, which are managed primarily to achieve a high level of current income consistent with preservation of principal and liquidity.

   Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

   Securities. Fixed income securities in which each Fund invests include bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks and money market instruments. These fixed income securities may be issued by U.S. and foreign corporations or entities, U.S. and foreign banks, the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, and foreign governments and their political subdivisions, although not all Funds invest in securities of foreign issuers. Each Fund purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. Each Fund may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each Fund's specific investment objective and policies and the "Description of Securities" section for a more comprehensive list of permissible securities and investments.

   Credit Quality. The Short-Term Asset Reserve Fund invests primarily in fixed income securities that are considered high grade at the time of purchase and each other Fund invests primarily in fixed income securities that are considered investment grade at the time of purchase. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group, Duff & Phelps, Inc. or Fitch Investors Service, Inc. or, if unrated, determined by Standish to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch). Foreign securities in which the Fixed Income Portfolio and the Securitized Fund invest are rated by IBCA, Ltd., in addition to the above listed ratings organizations. IBCA uses the same ratings system as does Standard & Poor's, Duff and Fitch. If a security is rated differently by two or more rating agencies, Standish uses the highest rating to compute a Fund's credit quality and also to determine its rating category. In the case of unrated sovereign and subnational debt of foreign countries, Standish may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a Fund is downgraded below the minimum rating required for the particular Fund, Standish will determine whether to retain that security in a Fund's portfolio.

   Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Fixed Income Fund may invest up to 15% of its total assets in below investment grade fixed income securities rated Ba by Moody's or BB by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. Standish attempts to select for the Funds those medium grade and investment grade fixed income securities that have the potential for upgrade.

   Maturity. Each Fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years (10 years for the Controlled Maturity Fund) or less. Up to 90% of Short-Term Asset Reserve Fund's portfolio securities will have an average life of 3.25 years or less.

                                                        * * *
   Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Fixed Income Fund

   The investment objective and characteristics of the Fixed Income Fund corresponded directly to those of the Standish Fixed Income Portfolio in which the Fund invests all of its investable assets. This structure, where one fund invests all of its investable assets in another investment company, is described under the caption "Information About the Master-Feeder Structure" below. The following is a discussion of the investment objectives and policies of the Fixed Income Portfolio.

   Investment Objective. The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

   Securities. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Portfolio may also engage in short selling. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

   Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may invest up to 15% of its total assets in securities rated Ba by Moody's or BB by Standard and Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

   Maturity.   Under  normal  market   conditions,   the   Portfolio's   average
dollar-weighted effective portfolio maturity will vary from five to thirteen years.

The Fixed Income Fund II

   Investment Objective. The Fixed Income Fund II's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income.

   Securities.  Under normal market  conditions,  substantially all and at least
65% of the Fund's total assets are invested in investment grade fixed income securities. See "Description of the Securities and Related Risks" and "Investment Techniques and Related Risks" for additional information.

   Credit Quality. The Fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

   Maturity. Under normal market conditions, the Fund's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

The Short-Term Asset Reserve Fund

   Investment   Objective.   The  Short-Term  Asset  Reserve  Fund's  investment
objective is to achieve a high level of current income consistent with preserving principal and liquidity.

   Securities. The Fund invests in a broad range of investment grade money market instruments and short-term fixed income securities. The Fund may also invest in tax-exempt securities and prime commercial paper of U.S. and foreign companies, and may enter into reverse repurchase agreements. The Fund limits its investments in preferred stock to 10% of its total assets.

   Credit Quality. The Fund invests primarily in high grade securities, cash and cash equivalents. The Fund may also invest up to 15% of its total assets in securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard and Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Fund is expected to be at least Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

   Maturity. All securities held by the Fund will have an effective or remaining maturity of 3.25 years or less from the date of settlement, except that up to 10% of the Fund's total assets may be represented by securities with effective maturities or redemption dates, put dates or coupon dates of between 3.25 and five years. The maturity limitation does not apply to U.S. Treasury notes or bonds with maturities of longer than 3.25 years, which may be purchased by the Fund in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument. The Fund's average dollar-weighted effective portfolio maturity will not exceed 18 months.

The Controlled Maturity Fund

   Investment Objective. The Controlled Maturity Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income.

   Securities.  Under normal market  conditions,  substantially all and at least
65% of the Fund's total assets are invested in investment grade fixed income securities.

   Credit Quality. The Fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

   Maturity. Under normal market conditions, the Fund's average dollar-weighted effective portfolio maturity will not exceed five years. The Fund generally invests in securities with final maturities, average lives or interest rate frequencies of 10 years or less.

The Securitized Fund

   Investment Objective. The Securitized Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. The Fund seeks capital appreciation when market factors such as declining interest rates indicate that capital appreciation may be available without significant risk to principal.

   Securities. Under normal market conditions, at least 65% of the Fund's total assets are invested in mortgage-related and asset-backed securities. Mortgage-related securities include directly placed mortgages, mortgage-backed securities, collateralized mortgage obligations and other pass-through securities, and mortgage derivatives. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. In order to preserve principal and liquidity, up to 35% of the Fund's total assets may normally be invested in U.S. Treasury and government agency notes and bonds, certificates of deposit, money market instruments and repurchase agreements.

   Under normal market conditions, up to 10% of the Fund's total assets may be invested in mortgage-related and other securities of foreign governments or companies denominated in currencies other than the U.S. dollar. The Fund expects to limit its investments in foreign securities to issuers in Canada and Europe but is not required to do so. The Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts to seek to hedge against changes in foreign currency exchange rates. See "Strategic Transactions" below.

   Credit Quality. The Fund invests primarily in high grade mortgage-related and asset-backed securities. The Fund may, however, invest up to 15% of its total assets in securities rated Baa by Moody's or BBB by Standard and Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

   Maturity. The Fund's average dollar-weighted effective portfolio maturity will vary depending upon the maturity of its investments. Mortgage-related securities, when they are issued, have stated maturities of up to 40 years, depending on the length of the mortgages underlying the securities. In practice, scheduled and unscheduled early prepayments of principal and interest on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of 40 year mortgages may have an average life as short as two years. The relationship between mortgage repayments and interest rates may give some high-yielding mortgage-related securities less potential for return and value than conventional bonds with comparable maturities. The Fund expects that the average life of securities held by it will be from three to fifteen years.

Description of Securities and Related Risks

   For purposes of the discussion in this section and in the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Funds" includes the Fixed Income Portfolio, unless otherwise noted.

General Risks

   Investments in the Funds involve certain risks. Each Fund invests primarily in the fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Fixed Income Portfolio and the Securitized Fund are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section..

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yield securities.

Specific Risks

   The following sections include descriptions of specific risks that are associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.

   Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

   U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

   Mortgage-Backed Securities. Each Fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.

   GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the Statement of Additional Information for additional descriptions of GNMA, FNMA and FHLMC certificates.

   Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

   Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Fund may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Short-Term Asset Reserve Fund does not invest in SMBS.

   Direct Investment in Mortgage Loans. The Securitized Fund may invest directly in mortgage loans securing commercial and residential real estate. When the Fund invests directly in mortgage loans, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such mortgage loans. Direct investments in mortgage loans are available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agents for the purchaser with respect to, among other things, the receipt of principal and interest payments. The seller generally does not provide any insurance covering the payment of interest on or repayment of principal of the mortgages, but such insurance may be purchased by the mortgagor. Investing directly in mortgage loans may involve certain risks and characteristics not applicable to investments in other securities. Such risks include delays and difficulties in recovering and reselling the collateral securing the mortgage loan during foreclosure proceedings, limitations pursuant to Federal bankruptcy and state insolvency laws and other state laws enforcing a personal judgment against a borrower following foreclosure to make up any deficiency not realized on sale of the collateral, and the application of Federal and state laws limiting interest rates that may be charged by the lender and the lender's ability to accelerate the maturity of the mortgage loan.

   Unlike mortgage-backed securities which generally represent an interest in a pool of mortgages, direct investment in a mortgage loan involves pre-payment and credit risk of an individual issuer and real property, and, consequentially, requires different investment and credit analysis by Standish. Direct investments in mortgage loans are illiquid and subject to the Fund's policy of not investing more than 15% of its net assets in illiquid investments.

   Asset-Backed Securities. Each Fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

   Convertible Securities. Each Fund, other than Securitized Fund, may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. The Short-Term Asset Reserve Fund's investments in preferred stock are limited to no more than 10% of its total assets. Convertible debt securities and preferred stock acquired by a Fund entitle the Fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

   Sovereign Debt Obligations. The Fixed Income Portfolio and Securitized Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

   Below Investment Grade Securities. The Fixed Income Portfolio may invest up to 15% of its total assets in securities rated below investment grade. Fixed income securities rated below investment grade generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of below investment grade securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. Below investment grade securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severally affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for below investment grade securities. See the Statement of Additional Information for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff and Fitch.

   For the fiscal year ended December 31, 1996, the Fixed Income Portfolio's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:


Investments                                      Percentage
U.S. Governmental Securities                        27.3%
U.S. Government Agency Securities                   21.4%

Corporate Bonds:

   Aaa or AAA                                        5.8%
   Aa or AA                                          3.5%
   A                                                10.1%
   Baa or BBB                                       18.5%
   Ba or BB                                         13.4%
                                                    -----
                                                   100.0%


   Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. Short-Term Asset Reserve Fund will only invest in inverse floaters that present specific investment opportunities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

   Zero Coupon and Deferred Payment Securities. Each Fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

   Structured or Hybrid Notes. Each Fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

   Foreign Securities. The Fixed Income Portfolio and the Securitized Fund may invest to a limited degree in securities of foreign governments and companies. Investing in securities of foreign issuers and securities denominated in foreign currencies and utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fixed Income Portfolio or the Securitized Fund invests, nationalization of such companies, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Although the Fixed Income Portfolio invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree.

   The Fixed Income Portfolio and the Securitized Fund, in connection with the purchases and sales of foreign securities (other than those denominated in U.S. dollars) will incur transaction costs in converting currencies. Also, brokerage costs in purchasing and selling corporate securities in foreign securities markets are sometimes higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs are higher than domestic custodial costs.

   The Fixed Income Portfolio and the Securitized Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date. The Fixed Income Portfolio and Securitized Fund may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

   Eurodollar and Yankee Dollar Investments. Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Short-Term Asset Reserve Fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

   Tax-Exempt  Securities.  Each Fund is managed without regard to potential tax consequences. If Standish believes that tax-exempt securities will provide competitive returns, the Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities. The Fixed Income II and Controlled Maturity Funds may invest up to 5% of their net assets and the Short-Term Asset Reserve Fund may invest up to 10% of its total assets in tax-exempt securities. A Fund's distributions of interest earned from these investments will be taxable. The Securitized Fund does not generally invest in tax-exempt securities.

Investment Techniques and Related Risks

   Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

   The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Standish's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.


   The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited.


   The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

   Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. The Fixed Income Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to 3%, 1%, 1%, 1% and 3%, respectively, of net assets. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

   When-Issued and Delayed Delivery Securities. The Fixed Income Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund and the Controlled Maturity Fund may invest up to 15%, 15%, 10% and 15%, respectively, of net assets in when-issued and delayed delivery securities. The Securitized Fund may invest up to 25% of its net assets, collectively, in when-issued and delayed delivery securities and forward roll transactions. Although a Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Funds may dispose of these securities prior to settlement if Standish deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated and maintained with the Fund's custodian to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

   Repurchase Agreements. The Fixed Income Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund may invest up to 5%, 15%, 25%, 25% and 15%, respectively, of net assets in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by U.S. Government Securities and money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by Standish.

   Reverse Repurchase Agreements. The Short-Term Asset Reserve Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian containing cash or liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to repurchase the securities. The staff of the
Securities and Exchange Commission ("SEC") considers reverse repurchase agreements to be borrowings by the Fund under the Investment Company Act of 1940 ("1940 Act"). The Fund intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

   Forward Roll Transactions. To seek to enhance current income, each Fund, except the Securitized Fund, may invest up to 10% of its net assets in forward roll transactions involving mortgage-backed securities. The Securitized Fund may invest up to 25% of its net assets, collectively, in forward roll transaction, when-issued securities and forward commitments. In a forward roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that a Fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

   Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

   Short Sales. The Fixed Income Portfolio and the Securitized Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

   Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, except the Short-Term Asset Reserve Fund, which is limited to 10% of its net assets. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

   The Boards of Trustees have adopted guidelines and delegated to Standish the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

   Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.

   Short-Term Trading. Each Fund will sell a portfolio secu- rity without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

   Temporary Defensive Investments. Each Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instr-uments, including short-term U.S. Government securities, nego-tiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. The Short-Term Asset Reserve Fund may also invest in commercial paper rated A-2 by Moody's or P-2 or Duff-2 by Standard & Poor's, Duff or Fitch. The Fixed Income Portfolio and the Securitized Fund may purchase commercial paper of foreign issuers rated P -1 or its equivalent.

   Investment Restrictions. The investment objective of the Fixed Income Portfolio and each Fund (except Fixed Income Fund) is not fundamental and may be changed by the Board of Trustees without the approval of shareholders. The investment objective of the Fixed Income Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Fund's and the Fixed Income Portfolio's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval except that the Short-Term Asset Reserve Fund's 15% limit on reverse repurchase agreements and the Securitized Fund's 15% limit on repurchase agreements are fundamental. Each Fund and the Fixed Income Portfolio have adopted fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Information About the Master-Feeder Structure

   The Fixed Income Fund seeks to achieve its investment objective by investing all of its investable assets in the Fixed Income Portfolio, which has an identical investment objective. The Fixed Income Fund is a feeder fund and the Fixed Income Portfolio is the master fund in a so-called master-feeder structure. The other Funds described in this Prospectus purchase securities directly and maintain their own individual portfolios.

   In addition to the Fixed Income Fund, other feeder funds may invest in the Fixed Income Portfolio, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Fixed Income Portfolio on the same terms as the Fund and bear a proportionate share of the Fixed Income Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Fund, which may produce different investment results.

   There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Fixed Income Portfolio may reduce the diversification of the Fixed Income Portfolio's investments, reduce economies of scale and increase the Fixed Income Portfolio's operating expenses. If the Fixed Income Portfolio Trust's Board of Trustees approves a change to the investment objective of the Fixed Income Portfolio that is not approved by the Trust's Board of Trustees, the Fund would be required to withdraw its investment in the Fixed Income Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in the Fixed Income Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

   If the Fund is requested to vote on a matter affecting the Fixed Income Portfolio, the Fund will call a meeting of the its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Fixed Income Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund Shareholders who did vote on the matter.

   A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

   From time to time each Fund may advertise its yield and average annual total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

   The "yield" of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

   From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

   Lehman   Government/Corporate   Index.   This  index  is   considered  to  be
representative of the performance of all domestic, dollar denominated, fixed rate investment grade bonds.

   Lehman Brothers Aggregate Index. This index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage Backed Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds.

   IBC/Donoghue Money Market Average/All Taxable Index. This index is generally considered to be representative of the performance of domestic, taxable money market funds and the One Year Treasury Bills.

   Merrill Lynch 1-3 Year and 1-5 Year U.S. Treasury Indices and the 1 Year Treasury Bill Index. These indices are considered to be representative of the performance of Treasury Bills and Notes with specific lengths of time to repayment.

   Salomon-Shearson's   Mortgage   Index.   This  index  is   considered  to  be
representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLNC securities.

   The following table sets forth the historical total return performance of all fee paying, domestic investment grade bond portfolios under discretionary management by Standish that have substantially similar investment objectives, policies and strategies as the Fixed Income Fund II (the "Investment Grade Bond Accounts") as measured by the Standish, Ayer & Wood Active Domestic Bond
Investment Grade Composite (the "Active Domestic Bond Composite"). As of December 31, 1996, the Active Domestic Bond Composite was composed of three Investment Grade Bond Accounts with approximately $221 million in assets. The performance data of the Investment Grade Bond Accounts, as represented by the Active Domestic Bond Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees paid by the Investment Grade Bond Accounts, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Standish in managing fixed-income portfolios with investment objectives, policies and strategies substantially similar to those of the Fixed Income Fund II.


                   Standish, Ayer & Wood Active Domestic Bond
                     Investment Grade Composite Performance

                                             Average Annual
                                              Total Return           Cumulative
                                         For the Periods Ended      Total Return
                                            December 31, 1996           Since
The Composite                            3 Years     5 Years         January 1, 1990
    Size Weighted Gross                   6.05%       7.63%              87.30%
    Size Weighted Net                     5.89%       7.43%              85.30%


The Composite                                 1990       1991         1992       1993         1994         1995         1996
    Equal weighted gross total return        9.95%       18.09%      6.68%       14.02%      (4.16%)       18.68%       4.48%
    Equal weighted net total return          9.90%       17.94%      6.48%       13.79%      (4.36%)       18.50%       4.38%
    Size weighted gross total return         9.83%       18.12%      6.69%       13.45%      (4.07%)       18.67%       4.78%
    Size weighted net total return           9.78%       17.97%      6.49%       13.20%      (4.26%)       18.55%       4.60%

   The performance of the Investment Grade Bond Accounts, as represented by the Active Domestic Bond Composite, is not that of any of the Funds, including the Fixed Income Fund II, and is not necessarily indicative of any Fund's future results. Each Fund's actual total return may vary significantly from the past and future performance of these Accounts. While the Investment Grade Bond Accounts incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fixed Income Fund II's shares and the Fixed Income Fund II's obligation to redeem its shares will not impact the Fund's performance. In the opinion of Standish, so long as the Fixed Income Fund II has at least $20 million in net assets, the relative difference in the size between the Fixed Income Fund and the Investment Grade Bond Accounts should not affect the relevance of the performance of the Investment Grade Bonds Accounts to a potential investor in the Fixed Income Fund II. Investment returns and the net asset value of shares of each Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in a Fund involves the risk of loss.

   The following table sets forth the historical total return performance of all fee paying, controlled maturity bond portfolios under discretionary management by Standish that have substantially similar investment objectives, policies and strategies as the Controlled Maturity Fund (the "Controlled Maturity Accounts") as measured by the Standish, Ayer & Wood Controlled Maturity Bond Composite (the "Controlled Maturity Bond Composite"). As of December 31, 1996, the Controlled Maturity Bond Composite was composed of 12 Controlled Maturity Accounts with approximately $439 million in assets. The performance data of the Controlled Maturity Accounts, as represented by the Controlled Maturity Bond Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees paid by the Controlled Maturity Accounts, the net performance data may be more relevant to the potential investors in the Controlled Maturity Fund in their analysis of the historical experience of Standish in managing fixed-income portfolios with investment objectives, policies and strategies substantially similar to those of the Controlled Maturity Fund. The Controlled Maturity Bond Composite contains the fixed income-only portion of a few multiple asset accounts. The performance of the Controlled Maturity Bond Composite would be diminished if cash positions of these accounts were allocated to the Controlled Maturity Accounts.


      Standish, Ayer & Wood Controlled Maturity Bond Composite Performance
                                                                         Average Annual
                                                                          Total Return                               Cumulative
                                                                      For the Periods Ended                         Total Return
                                                                        December 31, 1996                               Since
                                                                        -----------------                               -----
The Composite                                                   3 Years    5 Years     10 Years                    January 1, 1986
Size Weighted Gross                                              5.2%        7.8%        9.0%                          139.9%
Size Weighted Net                                                5.0%        7.5%        8.5%                          227.0%


    The Composite             1985      1986      1987       1988        1989        1990        1991        1992       1993
    -------------             ----      ----      ----       ----        ----        ----        ----        ----       ----
    Equal weighted gross     16.40%     10.60%    4.90%      7.60%      11.80%       9.08%      14.45%      6.80%       9.80%
    total return
    Equal weighted net       16.13%     10.29%    4.05%      6.85%      11.10%       8.74%      14.10%      6.53%       9.52%
    total return
    Size weighted gross                                                              9.03%      14.18%      6.65%       9.23%
     total return
    Size weighted net                                                                8.89%      14.06%      6.54%       9.09%
    total return

    The Composite            1994         1995        1996
    -------------            ----         ----        ----
    Equal weighted gross    (0.61%)      12.21%      5.39%
    total return
    Equal weighted net      (0.87%)      12.06%      5.17%
    total return
    Size weighted gross     (0.21%)      11.75%      5.51%
     total return
    Size weighted net       (0.46%)      11.55%      5.28%
    total return

   The performance of the Controlled Maturity Accounts, as represented by the Controlled Maturity Bond Composite, is not that of any of the Funds, including the Controlled Maturity Fund, and is not necessarily indicative of any Fund's future results. Each Fund's actual total return may vary significantly from the past and future performance of these Accounts. While the Controlled Maturity Accounts incur inflows and outflows of cash form clients, there can be no assurance that the continuous offering of the Controlled Maturity Fund's shares and the Controlled Maturity Fund's obligation to redeem its shares will not impact the Fund's performance. In the opinion of Standish, so long as the Controlled Maturity Fund has at lest $5 million in net assets, the relative difference in the size between the Controlled Maturity Fund and the Controlled Maturity Accounts should not affect the relevance of the performance of the Controlled Maturity Accounts to a potential investor in the Controlled Maturity Fund. Investment returns and the net asset value of shares of each Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in a Fund involves the risk of loss.

Average Annual Total Return

                                                           July 3, 1995
                                      Year Ended              through
                                   December 31, 1996     December 31, 1996
                                   -----------------     -----------------

Fixed Income Fund II                    3.77%1                6.41%1
Controlled Maturity Fund                5.13%1                6.26%1

1The Adviser voluntarily agreed not to impose its advisory fee and reimbursed the Funds for their operating expenses during the periods indicated. Had these arrangements not been in effect, each Fund's total return would be lower. Performance data is based on historical results and is not intended to indicate future performance.

Dividends and Distributions

   Dividends from net investment income for the Fixed Income, Fixed Income II, Controlled Maturity and Securitized Funds will be declared and distributed quarterly. Dividends on shares of the Short-Term Asset Reserve Fund will be declared daily from net investment income and distributed monthly. The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fixed Income Fund will take into account its share of the income, gain or loss, expense, and any other tax items of the Fixed Income Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

   Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Funds' Custodian. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Fixed Income, Fixed Income II and Controlled Maturity Funds require minimum initial investments of $100,000. Additional investments must be in amounts of at least $5,000. The Short-Term Asset Reserve and Securitized Funds require minimum initial investments of $1,000,000. The Short-Term Asset Reserve Fund requires additional investments of at least $100,000. The Securitized Fund requires additional investments of at least $50,000. Certificates for Fund shares are generally not issued.

   Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodian that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or Standish.

   In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask Standish to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

   The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

Net Asset Value

   Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of its investment in the Fixed Income Portfolio and other assets, in the case of the Fixed Income Fund), subtracting all liabilities and dividing the result by the total number of shares outstanding. Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, certain mortgage-backed and asset-backed securities and securities for which there were no reported transactions are valued at the last quoted bid prices. Fixed income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by Standish in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Exchange of Shares

   Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

   Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

   Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

   General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

   Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

   Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust
Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

   Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

   Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

   Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes Standish, Standish Fund Distributors, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither Standish, Standish Fund Distributors, the Trust, the applicable Fund, the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

   Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                     * * * *

   The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

   Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 ($250,000 in the case of the Short-Term Asset Reserve Fund) as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimums.

Management

   Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Fixed Income Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the Fixed Income Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

   Investment Adviser. Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fixed Income Portfolio and the Funds (except Fixed Income Fund) pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of March 31, 1997, Standish managed approximately $31 billion of assets.

   The Fixed Income Portfolio's portfolio manager is Caleb F. Aldrich. Mr. Aldrich has been primarily responsible for the day-to-day management of the Fixed Income Fund's portfolio since January 1, 1993 and of the Fixed Income Portfolio's portfolio since the Fixed Income Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish.

   The Fixed Income Fund II's portfolio  managers are Caleb F. Aldrich and David
C. Stuehr. During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish. Mr. Stuehr has served as a Director of the Adviser since January 1995 and, prior thereto, served as a Vice President (since 1992) and an Assistant Vice President of Standish.

   The Short-Term Asset Reserve Fund's portfolio manager is Jennifer A. Pline, who is primarily responsible for the day-to-day management of the Fund's portfolio and has served as a portfolio manager to the Fund since January 1, 1991. During the past five years, Ms. Pline has served as a Vice President of Standish.

   The Controlled Maturity Fund's portfolio manager is Howard B. Rubin. During the past five years, Mr. Rubin has served as Director and Vice President of Standish.

   The Securitized Fund's portfolio manager is Dolores S. Driscoll, who has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1989. During the past five years, Ms.

Driscoll has served as a Managing Director of Standish.

   Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manages the Fixed Income Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Fund, Controlled Maturity Fund and Securitized Fund in accordance with their respective investment objectives and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Fixed Income Portfolio and the Funds (except Fixed Income Fund) to use the name "Standish." For these services, each Fund (except Fixed Income
Fund) and the Fixed Income Portfolio pay a monthly fee at a stated annual percentage rate of such Fund's (or Portfolio's) average daily net asset value:

                                                                                                                  Actual Rate
                                                                                               Contractual        Paid for the
                                                                                              Advisory Fee         Year Ended
                                                                 Net Asset Value               Annual Rate       December 31, 1996
Fixed Income Portfolio                                   First $250 million                       0.40%              0.32%
----------------------                                   ------------------                       -----              -----
                                                         Next $250 million                        0.35%
                                                         Amount over $500 million                 0.30%
Fixed Income Fund II                                     All assets                               0.40%               0.00%*
Short-Term Asset Reserve Fund                            All assets                               0.25%               0.25%
Controlled Maturity Fund                                 All assets                               0.35%               0.00%*
Securitized Fund                                         First  $500,000,000                      0.25%               0.20%*
                                                         Amount over $500,000,000                 0.20%

Standish has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund to 0.40%, 0.40% and 0.45% of the applicable Fund's average daily net assets. Standish may terminate or revise these agreements at any time although it has no current intention to do so. If an expense limit is exceeded, the compensation due to Standish shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

   Administrator. Standish serves as administrator to the Fixed Income Fund. As administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

   Expenses. The Fixed Income Portfolio and each Fund bears the expenses of its respective operations other than those incurred by Standish under the investment advisory agreements or the administration agreement. Each Fund (except Fixed Income Fund) pays investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Fixed Income Fund pays shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. The Fixed Income Portfolio pays investment advisory fees, bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Fixed Income Portfolio's administrator. The Fixed Income Fund and the Fixed Income Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

   Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

   Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."

   Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, Standish selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Funds and the Fixed Income Portfolio. Standish will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Fixed Income Portfolio and the Funds. Standish may also consider the extent to which a broker or dealer provides research to Standish and the number of Fund shares sold by the broker or dealer in making its selection.

Federal Income Taxes

   Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

   Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Only a small portion, if any, of such dividends may qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.

   Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

   After  the  close of each  calendar  year,  the  Funds  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

The Funds and Their Shares

   The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

   The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Fixed Income Portfolio, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

   At February 1, 1997, Essex County Gas Company, 7 North Hunt Road, P.O. Box 500, Amesbury, MA 01913, and San Francisco Opera Association, 300 Van Ness Avenue, San Francisco, CA 94102, each had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Controlled Maturity Fund, Exeter Health Resources, Inc., 10 Buzell Avenue, Exeter, NH 03833, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Fixed Income Fund II, and Allendale Mutual Insurance Company, Allendale Park, Johnston, Rhode Island 02919, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Securitized Fund. Accordingly, each such shareholder was deemed to beneficially own such shares and to control the applicable Fund.

   Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodian, Transfer Agent and Dividend
Disbursing Agent

   Investors Bank & Trust Company, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Funds and the Fixed Income Portfolio. Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

   Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit each Fund's and the Fixed Income Portfolio's financial statements annually.

Legal Counsel

   Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

Tax Certification Instructions

   Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

   For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

   Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                      Standish Group of Fixed Income Funds

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.

                              One Financial Center
                           Boston, Massachusetts 02111

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company

                               John Hancock Tower
                              200 Clarendon Street

                           Boston, Massachusetts 02116

                             Independent Accountants
                            Coopers & Lybrand L.L.P.

                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                Hale and Dorr LLP

                                 60 State Street
                           Boston, Massachusetts 02109

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   May 1, 1997




                      STANDISH GROUP OF FIXED INCOME FUNDS
                           STANDISH FIXED INCOME FUND
                          STANDISH FIXED INCOME FUND II
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                        STANDISH CONTROLLED MATURITY FUND
                            STANDISH SECURITIZED FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION


     This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Fixed Income Fund ("Fixed Income Fund"), the Standish Fixed Income Fund II ("Fixed Income Fund II"), the Standish Short-Term Asset Reserve Fund ("Short-Term Asset Reserve Fund"), the Standish Controlled Maturity Fund ("Controlled Maturity Fund") and the Standish Securitized Fund ("Securitized Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). These five funds are sometimes referred to herein individually as the "Fund" and collectively as the "Funds". This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


                                                   CONTENTS
Investment Objectives and Policies.........................2
Investment Restrictions...................................11
Calculation of Performance Data...........................14
Management ...............................................17
Redemption of Shares......................................24
Portfolio Transactions....................................24
Determination of Net Asset Value..........................24
The Funds and Their Shares................................25
The Portfolio and its Investors...........................26
Taxation..................................................26
Additional Information....................................29
Experts and Financial Statements..........................29

                                      INVESTMENT OBJECTIVES AND POLICIES
     The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus. Each Fund's investment adviser, except for the Fixed Income Fund as discussed below, is Standish, Ayer & Wood, Inc. (the "Adviser").
     As described in the Prospectus, the Fixed Income Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fixed Income Fund.
Standish, Ayer & Wood, Inc. is the adviser to the Portfolio.
     The Prospectus describes the investment objective of the Fixed Income Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fixed Income Fund correspond directly to those of the Portfolio, the following discusses the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of each Fund's and the Portfolio's investment objective, policies and restrictions. For the purposes of discussion in this section of this Statement of Additional Information, the use of the term "Funds" includes references to the Portfolio unless otherwise voted.
     Effective July 1, 1995, the Short-Term Asset Reserve Fund changed its name from the Consolidated Standish Short-Term Asset Reserve Fund to the Standish Short-Term Asset Reserve Fund.

Maturity and Duration
     The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Fund than was anticipated at the time the securities were purchased. A Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.

     Under normal market conditions, the Fixed Income Fund II will maintain an option-adjusted duration in the range of plus or minus 15% of the duration of the Lehman Government/Corporate Index. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Money Market Instruments and Repurchase Agreements
     Money market instruments include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     Investments in commercial paper by the Portfolio, the Fixed Income Fund II and the Securitized Fund will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated.
     A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Structured or Hybrid Notes
     As more fully described in the Prospectus, each Fund may invest in structured or hybrid notes. It is expected that not more than 5% of each Fund's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Funds' limitations on investments in illiquid securities.

Mortgage-Related Obligations
     Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

Life of Mortgage-Related Obligations
     The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.
     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA Certificates
     The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

     GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.
     Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA Guarantee
     The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Yield Characteristics of GNMA Certificates
     The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.
     The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

Market for GNMA Certificates
     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC Participation Certificates
     The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").
     Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.
     Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.
     FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.
     A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.
     A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.
     The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The Adviser would purchase a Z bond for the Fund if it expected interest rates to decline.

FNMA Securities
     FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.
     FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

Privately-Issued Mortgage Loan Pools
     Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.
     Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.
     Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

     In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.
     The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.
     Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

Strategic Transactions
     Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objectives, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (the Portfolio and Securitized Fund only) (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios resulting from general market, interest rate or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to 3%, 1%, 1%, 1% and 3% respectively, of net assets. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency (the Portfolio and the Securitized Fund only). The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC" options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser.
     If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.
     The Funds, except for the Short-Term Asset Reserve Fund, may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies (Portfolio and Securitized only) and futures contracts. The Short-Term Asset Reserve Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be covered (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
     A Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt (Portfolio and Securitized only), corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Short-Term Asset Reserve Fund may purchase and sell put options on securities including U.S. Treasury and agency securities and Eurodollar instruments
(whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices
     Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.
     The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.
     A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     The Portfolio and the Securitized Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio and the Securitized Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be equivalent credit quality by the Adviser.
     The Portfolio's and the Securitized Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio or a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     The Portfolio and the Securitized Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     The Portfolio and the Securitized Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio or Securitized Fund has or in which the Portfolio or Securitized Fund expects to have portfolio exposure. For example, the Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.
     To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio and Securitized Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio and Securitized Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio and Securitized Fund is engaging in proxy hedging. If the Portfolio or Securitized Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio and the Securitized Fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts - the Portfolio and Securitized Fund only) and multiple interest rate transactions, structured notes and any combination of futures, options, currency (the Portfolio and Securitized Fund only) and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among  the  Strategic  Transactions  into  which  the  Funds  may enter are interest rate, currency (the Portfolio and Securitized Fund only) and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a Fund's portfolio, protecting against currency fluctuations (the Portfolio and Securitized Fund only), as a duration management technique or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to not more than 3%, 1%, 1%, 1% and 3% respectively, of net assets. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.
     Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts
     Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LlBOR"), although foreign currency-denominated contracts are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     The Portfolio and the Securitized Fund may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's or Securitized Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued", "Delayed Delivery Securities" and "Forward Commitment" Securities
     The Portfolio, the Fixed Income II and Controlled Maturity Funds may invest up to 15% of their net assets in securities purchased on a when-issued or delayed delivery basis. The Short-Term Asset Reserve Fund may commit up to 10% of its net assets to purchase such securities. The Securitized Fund may invest up to 25% of its net assets in securities purchased on a when-issued basis, forward rolls and forward commitments. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although a Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each Fund may sell the securities before the settlement date if deemed advisable by the Adviser. The Short-Term Asset Reserve Fund may also, with respect to up to 25% of its net assets, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
     Unless a Fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, cash or liquid obligations with a market value at least equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.
     Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.


Portfolio Turnover
     It is not the policy of any of the Funds to purchase or sell securities for trading purposes. However, each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Code. A Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Funds to qualify as regulated investment companies under the Code.

                                            INVESTMENT RESTRICTIONS
     The Funds and the Portfolio have adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of a Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.


Standish Fixed Income Fund and Portfolio
     As a matter of fundamental  policy,  the Portfolio  (Fixed Income Fund) may not:
1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio (Fixed Income Fund) may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fixed Income Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.
3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Fixed Income Fund may enter into repurchase agreements with respect to 5% of the value of its net assets.
4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).
5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
6.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
8. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.
C.   Invest more than 15% of its net assets in illiquid securities.
D. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fixed Income Fund, but not the Portfolio).
E. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets. (This policy is fundamental with respect to the Fund but not the Portfolio.)
     Notwithstanding any fundamental or non-fundamental policy, the Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fixed Income Fund.

Standish Fixed Income Fund II
     As a matter of fundamental policy, the Fund may not:
1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.
2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.
3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.
5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.
8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
     For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:
A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.
C. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.
D.   Invest more than 15% of its net assets in securities which are illiquid.
E. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.
Short-Term Asset Reserve Fund
     As a matter of fundamental policy, the Fund may not:
1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
2. Issue senior securities, borrow money or securities, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, (c) enter into reverse repurchase agreements in an amount up to 15% of the current value of its total assets, and (d) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.
3. Make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.
     Invest more than 25% of its total assets in a single industry except that this restriction shall not apply to government securities. For purposes of this restriction, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.
4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.
5. Purchase real estate or real estate mortgage loans, although the Fund may purchase CMOs, mortgage-backed pass-through securities and marketable securities of companies which deal in real estate.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
7. Purchase or sell commodities or commodity contracts except that the Fund may engage in financial futures contracts and related options transactions.
8. Purchase the securities of other investment companies, provided that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
      (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or
      (b) as part of a merger, consolidation, or acquisition of assets.
     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:
A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
B.   Invest more than 15% of its net assets in securities which are illiquid.

Controlled Maturity Fund
     As a matter of fundamental policy, the Fund may not:
1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.
2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.
3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.
5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.
8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
     See the discussion following the Fixed Income Fund II's fundamental investment restrictions for additional information on industry concentration.
     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.
C. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.
D.   Invest more than 15% of its net assets in securities which are illiquid.
E. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Securitized Fund
     As a matter of fundamental policy, the Fund may not:
1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.
3. Lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 15% of the value of its net assets.
4. Invest more than 25% of the current value of its total assets in any single industry except the real estate industry.
5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.
6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
7. Purchase or sell commodities, commodity contracts, or real estate, except that the Fund may purchase and sell obligations which are secured by real estate or by mortgages on real estate, securities of issuers which invest or deal in real estate, or have a call on real estate or are convertible into real estate, and the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
8. Purchase the securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities,
      (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or
      (b) as part of a merger, consolidation, or acquisition of assets.
     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Invest more than 15% of its net assets in securities which are illiquid. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a Fund's assets will not constitute a violation of the restriction.
                                        CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.
     The Funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[(A - B + 1)6 - 1]
                                       CD
     Where:
     a=interest earned during the period; b=net expenses accrued for the period; c=the average daily number of shares outstanding during the period that were entitled to receive dividends; d=the maximum offering price per share (net asset value) on the last day of the period.
     The Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price redemption value, time to maturity, coupon yield and the time between interest payments.
     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

     The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:

                          Average Annual Total Return
Fund                  1-Year      5-Year    10-Year   Yield
----                  ------      ------    -------   -----
Fixed Income Fund      5.48%       7.82%     9.04%1   7.10%
Fixed Income Fund II   3.77%      6.41%2        N/A   6.46%
Controlled Maturity
   Fund                5.13%      6.26%2        N/A   6.24%
Securitized Fund       4.41%       6.36%     8.54%3   7.07%
Short-Term Asset
   Reserve Fund        5.62%       5.02%     6.60%4   5.91%
---------------------------
1 Fixed Income Fund commenced operations on March 27, 1987.
2 Fixed Income Fund II and Controlled Maturity Fund commenced operations on
  July 3, 1995.
3 Securitized Fund commenced operations on August 31, 1989.
4 Short-Term Asset Reserve Fund commenced operations on January 3, 1989.
     These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.
     In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Fixed Income Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------
2Q87                           (1.14)%          (0.95)%
3Q87                           (2.16)           (2.04)
4Q87                            4.15             4.30
1987                            0.74             1.20
1Q88                            4.36             4.52
2Q88                            1.18             1.29
3Q88                            1.98             2.11
4Q88                            0.78             0.91
1988                            8.53             9.09
1Q89                            1.23             1.37
2Q89                            7.57             7.70
3Q89                            1.13             1.26
4Q89                            3.30             3.42
1989                            13.76            14.33
1Q90                           (0.50)           (0.38)
2Q90                            3.69             3.84
3Q90                            0.89             1.00
4Q90                            4.95             5.06
1990                            9.23             9.77
1Q91                            3.16             3.28
2Q91                            1.71             1.84

Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

3Q91                            6.19             6.29
4Q91                            5.58             5.68
1991                            17.65            18.15
1Q92                           (0.95)           (0.84)
2Q92                            4.95              5.4
3Q92                            3.43             3.53
4Q92                           (0.58)           (0.47)
1992                            6.88             7.33
1Q93                            5.88             5.98
2Q93                            3.42             3.52
3Q93                            3.42             3.52
4Q93                            1.23             1.33
1993                            14.64            15.08
1Q94                           (3.99)           (3.90)
2Q94                           (1.88)           (1.78)
3Q94                            0.67             0.77
4Q94                            0.32             0.42
1994                           (4.86)           (4.48)
1Q95                            4.39             4.48
2Q95                            5.91             6.01
3Q95                            2.46             2.56
4Q95                            4.64             4.73
1995                            18.54            18.9
1Q96                           (1.58)           (1.49)
2Q96                            0.84             0.93
3Q96                            2.58             2.67
4Q96                            3.60             3.70
1996                            5.48             5.86

Fixed Income Fund II
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

3Q95                            1.35             1.44
4Q95                            4.38             4.48
1995                            5.79             5.97
1Q96                           (1.90)           (1.81)
2Q96                            0.39             0.48
3Q96                            2.18             2.28
4Q96                            3.12             3.21
1996                            3.77             4.15

Short-Term Asset Reserve Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1Q89                            1.58%            1.70%
2Q89                            3.52             3.64
3Q89                            1.71             1.82
4Q89                            2.38             2.51
1989                            9.50             10.01

Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1Q90                            1.34             1.45
2Q90                            2.56             2.69
3Q90                            2.17             2.27
4Q90                            2.62             2.73
1990                            8.97             9.45
1Q91                            2.10             2.20
2Q91                            1.97             2.07
3Q91                            2.62             2.71
4Q91                            2.39             2.47
1991                            9.41             9.79
1Q92                            0.84             0.91
2Q91                            2.08             2.17
3Q92                            1.18             1.28
4Q92                            0.17             0.27
1992                            4.33             4.70
1Q93                            1.90             1.98
2Q93                            1.10             1.19
3Q93                            1.20             1.28
4Q93                            0.78             0.86
1993                            5.08             5.41
1Q94                            0.06             0.14
2Q91                            0.06             0.14
3Q94                            1.31             1.39
4Q94                            0.83             0.91
1994                            2.27             2.60
1Q95                            2.08             2.16
2Q95                            2.14             2.22
3Q95                            1.55             1.62
4Q95                            1.89             1.97
1995                            7.85             8.20
1Q96                            1.08             1.17
2Q96                            1.31             1.40
3Q96                            1.51             1.60
4Q96                            1.60             1.69
1996                            5.62             5.99

Controlled Maturity Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

3Q95                            1.55%            1.64%
4Q95                            2.61             2.70
1995                            4.20             4.38
1Q96                            0.25             0.35
2Q96                            1.05             1.14
3Q96                            1.71             1.80
4Q96                            2.03             2.12
1996                            5.13             5.51

Securitized Funds
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

3Q89                            0.00%           (0.04)%
4Q89                            4.01             4.17
1989                            4.01             4.21
1Q90                            0.45             0.57
2Q90                            3.58             3.69
3Q90                            1.29             1.40
4Q90                            5.79             5.91
1990                            11.49            11.99
1Q91                            2.89             3.00
2Q91                            1.84             1.95
3Q91                            5.16             5.27
4Q91                            4.90             5.03
1991                            15.57            16.10
1Q92                           (1.58)           (1.47)
2Q92                            4.38             4.49
3Q92                            1.80             1.91
4Q92                            (.49)            (.38)
1992                            4.07             4.52
1Q93                            4.37             4.48
2Q93                            2.56             2.67
3Q93                            2.38             2.49
4Q93                            0.38             0.49
1993                            10.02            10.48
1Q94                           (2.53)           (2.42)
2Q94                           (0.83)           (0.72)
3Q94                            0.89             1.00
4Q94                           0.338)           0.447)
1994                           (2.16)           (1.72)
1Q95                            4.78             4.89
2Q95                            5.31             5.43
3Q95                            2.16             2.27
4Q95                            3.19             3.32
1995                            16.32            16.85
1Q96                           (1.23)           (1.11)
2Q96                            0.51             0.62
3Q96                            2.09             2.22
4Q96                            3.03             3.14
1996                            4.41             4.91

     These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Portfolio, Fixed Income

Fund and Fixed Income Fund II Fund may compare their performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Short-Term Asset Reserve Fund may compare its performance to The IBC/Donoghue Money Market Average/All Taxable Index, which is generally considered to be representative of the performance of domestic, taxable money market funds, and the One Year Treasury Bills. However, the average maturity of the Short-Term Asset Reserve Fund's portfolio is longer than that of a money market fund and, unlike a money market fund, the net asset value of the Short-Term Asset Reserve Fund's shares may fluctuate. The Controlled Maturity Fund may compare its performance to the Merrill Lynch 1-3 Year U.S. Treasury Index, the Merrill Lynch 1-5 Year U.S. Treasury Index and the Merrill Lynch 1 Year Treasury Bill Index. The Securitized Fund may compare its performance to the Lehman Brothers Aggregate Index, the Salomon Mortgage Index and the Shearson Mortgage Index. The Salomon and Shearson Indices are considered to be representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLNC securities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                                  MANAGEMENT


Trustees and Officers of the Trust and Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio and the Fund's investment adviser.

Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                         Vice President and Trustee       Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                      Chairman and Director,
Boston, MA 02111                                                                          Standish International
                                                                                         Management Company, L.P.

Samuel C. Fleming, 9/30/40                                  Trustee                        Chairman of the Board
c/o Decision Resources, Inc.                                                           and Chief Executive Officer,
1100 Winter Street                                                                       Decision Resources, Inc.;
Waltham, MA 02154                                                                        through 1989, Senior V.P.
                                                                                             Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                Trustee                        William Joseph Maier
c/o Harvard University                                                                Professor of Political Economy,
Cambridge, MA 02138                                                                         Harvard University

John H. Hewitt, 4/11/35                                     Trustee              Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                        Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                      and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President             Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                    Managing Director, Standish, Ayer &
One Financial Center                                                                      Wood, Inc. since 1990;
Boston, MA 02111                                                            formerly President of  Standish, Ayer & Wood, Inc.
                                                                                    Director of Standish International
                                                                                         Management Company, L.P.

Caleb Loring III, 11/14/43                                  Trustee                  Trustee, Essex Street Associates
c/o Essex Street Associates                                                          (family investment trust office);
P.O. Box 5600                                                                   Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915



Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

*Richard S. Wood, 5/21/54                            President and Trustee              Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                           and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                  Executive Vice President and Director,
                                                                              Standish International Management Company, L.P.

Richard C. Doll, 7/8/48                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

James E. Hollis III, 11/21/48               Executive Vice President and Treasurer     Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                        Vice President and Secretary           Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                                Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                             since October 1996; formerly Senior Vice President,
One Financial Center                                                               Treasurer and Chief Financial Officer
Boston, MA  02111                                                               of Liberty Financial Bank Group (1993-95);
                                                                                   prior to 1993, Corporate Controller,
                                                                                       The Berkeley Financial Group

Caleb F. Aldrich, 9/20/57                               Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President            Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                   Assistant Vice President and
Boston, MA 02111                                                                            Compliance Officer,
                                                                               Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                           Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Remi Browne, 10/15/53                                   Vice President          Vice President, Standish, Ayer & Wood, Inc
c/o Standish, Ayer & Wood, Inc.                                                 Vice President and Chief Investment Officer
One Financial Center                                                               of Standish International Management
Boston, MA 02111                                                                          Company, L.P., prior to
                                                                                      August 1996, Managing Director
                                                                                       Ark Asset Management Company

Walter M. Cabot, 1/16/33                                Vice President                 Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                     prior to 1991, President,
Boston, MA 02111                                                                        Harvard Management Company
                                                                                      Senior Adviser and Director of
                                                                              Standish International Management Company, L.P.


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

David H. Cameron, 11/2/55                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.


Karen K. Chandor, 2/13/50                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                   Vice President                  Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63                             Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Joseph M. Corrado, 5/13/55                              Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                            Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                 Director, Standish International
Boston, MA 02111                                                                         Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President
Boston, MA  02111                                                             Standish International Management Company, L.P.

Maria D. Furman, 2/3/54                                 Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Ann S. Higgins, 4/8/35                                  Vice President                        Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                  Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   since December 1995; formerly
Boston, MA  02111                                                               Vice President, Scudder, Stevens and Clark


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Raymond J. Kubiak, 9/3/57                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                            Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                       since November 1993; formerly,
One Financial Center                                                                         Investment Sales,
Boston, MA 02111                                                                       Cigna Corporation (1993) and
                                                                                     Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                         Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

George W. Noyes, 11/12/44                               Vice President               President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.

Arthur H. Parker, 8/12/35                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                               Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                               Executive Vice President and Director
Boston, MA 02111                                                              Standish International Management Company, L.P.

Austin C. Smith, 7/25/52                                Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David C. Stuehr, 3/1/58                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                   Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                     Standish, Ayer & Wood, Inc. since
One Financial Center                                                                    April, 1990; formerly Vice
Boston, MA 02111                                                                     President, Aetna Life & Casualty
                                                                                          President and Director,
                                                                              Standish International Management Company, L.P.

Michael W. Thompson, 3/31/56                            Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Christopher W. Van Alstyne, 3/24/60                     Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                               Formerly Regional Marketing Director,
Boston, MA 02111                                                                 Gabelli-O'Connor Fixed Income Management

     *   Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

     Compensation of Trustees and Officers. Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the
     Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.
     The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:

                                     Aggregate Compensation from the Funds
                                                                                           Pension or
                                                                                           Retirement             Total
                                                                             Short-Term     Benefits          Compensation
                          Fixed       Fixed                   Controlled        Asset       Accued as        from Funds and
                         Income      Income     Securitized    Maturity       Resource   Part of Funds'     Portfolio & Other
Name of Trustee          Fund**      Fund II       Fund          Fund           Fund        Expenses       Funds in Complex**
----------------------------------------------------------------------------------------------------------------------------
D. Barr Clayson              $0       $0            $0             $0             $0             $0                $0
Samuel C. Fleming       $21,002     $247          $629           $126         $2,772             $0           $49,250
Benjamin M. Friedman    $19,403     $228          $579           $117         $2,561             $0           $45,500
John H. Hewitt          $19,403     $228          $579           $117         $2,561             $0           $45,500
Edward H. Ladd               $0       $0            $0             $0             $0             $0                $0
Caleb Loring, III       $19,403     $228          $579           $117         $2,561             $0           $45,500
Richard S. Wood              $0       $0            $0             $0             $0             $0                $0

* As of the date of this Statement of Additional Information there were 20 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1996. ** The Fixed Income Fund bears its pro rata allocation of Trustees' fees paid by the Portfolio to the Trustees of the Portfolio Trust.


Certain Shareholders
     At February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. At February 1, 1997, the Fixed Income Fund beneficially owned approximately 100% of the then outstanding interests of the Portfolio and therefore controlled the Portfolio. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Fixed Income Fund II
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Exeter Health Resources, Inc.                    71%*
10 Buzell Avenue
Exeter, NH  03833

Miss Porter's School                              11%
60 Main Street
Farmington, CT  06032
Houston General Insurance Empl.                   10%
P.O. Box 2932
Fort Worth, TX  76113
Mentor Trust Co.                                  8%
TTEE FBO
Life Technologies, Inc.
Two Logan Square,
6th Floor
Philadelphia, PA  19103

Short-Term Asset Reserve Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Virginia Portfolio                                17%
84 State Street, Suite 900
Boston, MA  02109
University of Rochester                           11%
Administration Bldg. 263
Rochester, NY  14627
Wellesley College                                 11%
106 Central Street
Wellesley, MA  02181
The Nature Conservancy                            8%
1815 N. Lynn Street
Arlington, VA  22209
Shands Teaching Hospital & Clinics, Inc.          6%
Bankers Trust Trustee
P.O. Box 100336
Gainesville, FL  32610
Blue Cross Blue Shield                            5%
  of Vermont
P.O. Box 186
Montpelier, VT  05602
New England Deaconess Hospital                    5%
185 Pilgrim Road
Boston, MA  02215

The Controlled Maturity Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Essex County Gas and Company                     32%*
7 North Hunt Road
Amesbury, MA  01913
San Francisco Opera Association                  28%*
301 Van Ness Avenue
San Francisco, CA  94102
Saturn & Co. FBO Cumming Foundation               8%
P.O. Box 1537
Boston, MA  02205
Saturn & Co. Ian M. Cumming IRA                   6%
P.O. Box 1537
Boston, MA  02205
Hebrew College Campaign Fund Hebrew College       5%
43 Hawes Street
Brookline, MA  02146
Saturn & Co. FBO David Edward Cumming Trust       5%
P.O. Box 1537
Boston, MA  02205

Securitized Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Allendale Mutual Insurance Company               73%*
Allendale Park
P.O. Box 7500
Johnston, RI 02919

Potter & Co.                                      8%
Bank of Boston
150 Royall Way
Canton, MA
Colonial Williamsburg Pension                     7%
The Colonial Williamsburg Foundation
P.O. Box C
Williamsburg, VA  23187
     *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.


Investment Adviser.
     Standish serves as the Adviser to the Portfolio and the Funds (other than Fixed Income Fund) pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, Standish managed directly the assets of the Fixed Income Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fixed Income Fund on such date subsequent to the approval by the Fixed Income Fund's shareholders on March 29, 1996 to implement certain changes in the Fixed Income Fund's investment restrictions which enable the Fixed Income Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.
     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H.
Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, and Richard S. Wood.
     Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolio or the Funds for any costs incurred. In addition to those services, the Adviser provides the Funds (but not the Portfolio) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the applicable Fund's or Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.


                                  Contractual Advisory Fee Rate
                                      (as a percentage of
Fund                                average daily net assets)
Fixed Income Portfolio           0.40% of the first $250 million
                                 0.35% of the next $250 million
                                   0.30% of over $500 million
Fixed Income Fund II                          0.40%
Controlled Maturity Fund                      0.35%
Securitized Fund                              0.25%
Short-Term Asset Reserve Fund                 0.25%

     During the last three fiscal years ended December 31, the Funds and the Portfolio paid advisory fees in the following amounts:

Fund                         1994        1995         1996
--------------------------------------------------------------------------------
Fixed Income Fund          4,750,132   6,321,967   2,493,7431
Fixed Income Portfolio        N/A         N/A      5,121,7562
Fixed Income Fund II          N/A         03           03
Controlled Maturity Fund      N/A         04           04
Securitized Fund           149,2535    107,8925     102,9815
Short-Term Asset
  Reserve Fund             730,1916    705,1296      643,488
------------------------
1 Fixed Income Fund was converted to the master/feeder fund structure on May 3, 1996 and does not pay directly advisory fees after that date. The Fund bears its pro rata allocation of the Portfolio's expenses, including advisory fees.
2 The Portfolio commenced operations on May 3, 1996.
3 The Fixed Income Fund II commenced operations on July 3, 1995. The Adviser voluntarily agreed not to impose its advisory fee for the period July 3, 1995 through December 31, 1995 and for the fiscal year ended December 31, 1996, which would otherwise have been $42,628 and $61,291, respectively.
4 The Controlled Maturity Fund commenced operations on July 3, 1995. The Adviser voluntarily agreed not to impose its advisory fee for the period July 3, 1995 through December 31, 1995 and for the fiscal year ended December 31, 1996, which would otherwise have been $11,617 and $35,907, respectively.
5 For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser voluntarily agreed not to impose its fee in the amount of $24,168, $31,998 and $29,535.
6 Prior  to July 1,  1995,  Standish  and  Consolidated  Investment  Corporation
  ("Consolidated") served as the Short-Term Asset Reserve Fund's co-investment advisers and each received 50% of the advisory fees paid by the Fund. For the period January 1, 1995 through June 30, 1995, Standish and Consolidated received fees in the aggregate of $345,111. For the period July 1, 1995 through December 31, 1995, Standish received fees of $360,018.

     Pursuant to the investment advisory agreements, each Fund (other than Fixed Income Fund) and the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Funds and the Portfolio will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.
     Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Portfolio or the applicable Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Fund or the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the Funds and the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

Administrator of the Fund.
     Standish also serves as the administrator to the Fixed Income Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The Fixed Income Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio.
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually. The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds.
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.
                                             REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.
     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fixed Income Fund is permitted to redeem in-kind or except in the event the Fixed Income Fund completely withdraws its interest from the Portfolio.

                                            PORTFOLIO TRANSACTIONS
     The Adviser is responsible for placing each Fund's and the Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds and the Portfolio may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Funds and the Portfolio effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Funds and the Portfolio under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.
     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund or the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund or the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
     Because most of the Funds' and the Portfolio's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the Funds and the Portfolio have not paid any brokerage commissions during the past three years.
                                       DETERMINATION OF NET ASSET VALUE
     Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Fixed Income Fund, will be represented by the Fixed Income Fund's interest in the Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.
     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fixed Income Fund is determined. Each investor in the Portfolio, including the Fixed Income Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.
     With respect to each Fund (other than Short-Term Asset Reserve Fund) and the Portfolio, portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.
     Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or the Portfolio are valued on an amortized cost basis. If a Fund or the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.
     The Board of Trustees of the Trust has approved with respect to Short-Term Asset Reserve Fund determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the Adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills.
                                          THE FUNDS AND THEIR SHARES
     Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.
     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, only the Fixed Income Fund invests all of its investible assets in another open-end investment company.
     All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as  described  below,  whenever  the  Trust,  on behalf of the Fixed
Income Fund, is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fixed Income Fund's shareholders and will cast its vote proportionately as instructed by the Fixed Income Fund's shareholders. Fixed Income Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fixed Income Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fixed Income Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fixed Income Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fixed Income Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fixed Income Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fixed Income Fund, would nonetheless be voted on by the Trustees of the Trust.
                                        THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fixed Income Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                                   TAXATION
     Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.
     The Portfolio is treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fixed Income Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fixed Income Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fixed Income Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fixed Income Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fixed Income Fund to satisfy the tax distribution requirements that apply to the Fixed Income Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fixed Income Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fixed Income Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

     Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Short-Term Asset Reserve Fund has $3,071,161, $1,512,610, $5,263,400, $568,968 and $277,757 of capital loss carryforwards, which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004, respectively, available to offset future net capital gains. The Controlled Maturity Fund has $10,860 of capital loss carryforwards which expire on December 31, 2004, and the Securitized Fund has $1,745,441 and
$234,501 of capital loss carryforwards which expire on December 31, 2002 and December 31, 2004, respectively, available to offset future net capital gains.
     If a Fund or the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, in the case of the Fixed Income Fund, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to enable the Funds to satisfy the distribution requirements.
     Limitations imposed by the Codes on regulated investment companies like the Funds may restrict a Fund's or the Portfolio's ability to enter into futures, options or currency forward transactions. Only the Portfolio and Securitized Fund may engage in currency forward transactions.
     Certain options, futures or currency forward transactions undertaken by a Fund or the Portfolio may cause the Fund to recognize gains or losses from marking to market even though the Fund's or the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund or realized by the Portfolio and allocable to the Fixed Income Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments. Due to possible unfavorable consequences under present tax law, each Fund and the Portfolio do not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds or the Portfolio may acquire "regular" interests in REMICs.
     Foreign exchange gains and losses realized by the Portfolio and the Securitized Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolio's or the Securitized Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Fixed Income Fund plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.
     The Portfolio or the Securitized Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the Fixed Income Fund or the Securitized Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of the Fixed Income Fund, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio and the Securitized Fund are such that each Fund expects that it will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fixed Income Fund or paid by the Securitized Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts each Fund would otherwise have available to distribute.

     If the Portfolio or the Securitized Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fixed Income Fund or the Securitized Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio and the Securitized Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.
     Investment in debt obligations by the Portfolio that are at risk of or in default presents special tax issues for the Fixed Income Fund. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Portfolio, in the event that it holds such obligations, in order to reduce the risk of the Fixed Income Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.
     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.
     A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a Fund earned dividend income (or, in the case of the Fixed Income Fund, was allocated dividend income of the Portfolio) from stock investments in U.S. domestic corporations. The Funds and the Portfolio are permitted to acquire preferred stocks, and it is therefore possible that a portion of a Fund's distributions, from the dividends attributable to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions in certain circumstances.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of the Portfolio's portfolio in the case of the Fixed Income Fund). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.
     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Fund.
                                            ADDITIONAL INFORMATION
     The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                                       EXPERTS AND FINANCIAL STATEMENTS
     Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of Fixed Income Fund, Securitized Fund and Short-Term Asset Reserve Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Portfolio's financial statements contained in the Fixed Income Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.
                                    APPENDIX
   MOODY'S RATINGS DEFINITIONS FOR CORPORATE BONDS AND SOVEREIGN, SUBNATIONAL
                          AND SOVEREIGN RELATED ISSUES
     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
                                     STANDARD & POOR'S RATINGS DEFINITIONS
     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
     AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
             STANDARD & POOR'S CHARACTERISTICS OF SOVEREIGN DEBT OF
                                FOREIGN COUNTRIES
AAA- Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances
     Key players in the global trade and financial system: - Prosperous and resilient economies, high per capita incomes - Low fiscal deficits and government debt, low inflation - Low external debt
     AA- Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances
     - Tightly integrated into global trade and financial system - Differ from AAAs only to a small degree because:
     - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

     - More variable fiscal deficits, government debt and inflation
     - Moderate to high external debt
     A- Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change
     - Established trend of integration into global trade and financial system
     - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
     - Usually rapid growth in output and per capita incomes
     - Manageable through variable fiscal deficits, government debt and inflation - Usually low but variable debt - Integration into global trade and financial system growing but untested
     - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
     - Variable to high fiscal deficits, government debt and inflation
     - Very high and variable debt, often graduates of Brady plan but track record not well established BBB- Political factors a source of significant
     uncertainty, either because system is in transition or due to   external
     threats, or both, often in environment of rapid economic and social change - Integration into global trade and financial system growing but untested - Economies less prosperous and often more vulnerable to adverse external influences - Variable to high fiscal deficits, government debt and inflation - High and variable external debt BB- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change
     - Integration into global trade and financial system growing but untested
     - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
     - Variable to high fiscal deficits, government debt and inflation
     - Very high and variable debt, often graduates of Brady Plan but track record not well established BB- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

     In the case of sovereign, subnational and sovereign related issuers, the Portfolio uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the Portfolio holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Portfolio will use the foreign currency rating for the issuer; in the case where the Portfolio holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Portfolio will treat the security as being unrated.

   DESCRIPTION OF DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                    SUBNATIONAL AND SOVEREIGN RELATED ISSUERS
     AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
     AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
     BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
         FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS
     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
     BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    IBAC LONG TERM RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN, SUBNATIONAL
                          AND SOVEREIGN RELATED ISSUES
     AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
     AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
     A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
     BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                             The Standish Group of
                           Global Fixed Income Funds

                    Standish International Fixed Income Fund

                        Standish Global Fixed Income Fund

                                   Prospectus
                           ..........................

                  Standish Group of Global Fixed Income Funds
      ....................................................................

   The Standish International Fixed Income Fund and the Standish Global Fixed Income Fund are each organized as a separate non-diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Global Fixed Income Fund invests solely in the Standish Global Fixed Income Portfolio, an open end investment company. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts is the investment adviser to the Portfolio and the International Fixed Income Fund.
   Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066.
   The primary investment management and research focus of SIMCO is at the security and industry/sector level. SIMCO seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. SIMCO utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets. SIMCO serves as the international research and investment arm of Standish, Ayer & Wood, Inc. ("Standish") for both debt and equity securities in all countries outside of the United States. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-one employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.
   This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time. The Statement of Additional
Information is incorporated by reference into this Prospectus and is available without charge upon request from (800) 729-0066.
   Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

   Table of Contents


   Fund Comparison Highlights ................................................3
Expense Information ..........................................................4
Financial Highlights .........................................................5
Investment Objectives and Policies ...........................................7
   The International Fixed Income Fund .......................................7
   The Global Fixed Income Fund ..............................................8
Description of Securities and Related Risks ..................................8
   General Risks .............................................................8
   Specific Risks ............................................................9
Investment Techniques and Related Risks .....................................11
Information about the Master-Feeder Structure ...............................14
Calculation of Performance Data .............................................14
Dividends and Distributions .................................................15
Purchase of Shares ..........................................................15
Net Asset Value .............................................................15
Exchange of Shares ..........................................................16
Redemption of Shares ........................................................16
Management ..................................................................17
Federal Income Taxes ........................................................18
The Funds and Their Shares ..................................................19
Custodian, Transfer Agent and Dividend Disbursing Agent .....................19
Independent Accountants .....................................................19
Legal Counsel ...............................................................19
Tax Certification Instructions ..............................................19

Fund Comparison Highlights

The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.


                                   International Fixed Income Fund                              Global Fixed Income Fund
                                   -------------------------------                              ------------------------
Investment Objective          Maximize total return while realizing a market level of  Maximize total return while realizing a
                              income consistent with preserving principal and          market level of income consistent with
                              liquidity                                                preserving principal and liquidity

Foreign Securities Selected   Under normal market conditions, 65% or more of total     Under normal market conditions, 65% or
                              assets in fixed income securities of issuers located in  more of total assets in fixed income
                              at least three countries, excluding the U.S.             securities of issuers located in at least
                                                                                       three countries, including the U.S.

U.S. Securities Selected      Generally will not consider fixed income securities of   Generally will consider fixed income
                              U.S. issuers in its investment strategy                  securities of U.S. issuers in its
                                                                                       investment strategy

Intended Diversification      No fewer than five different countries                   No fewer than three different countries

Currency Strategy             Will hedge currencies to seek to protect the U.S.        Will hedge currencies to seek to protect
                              dollar value of the Fund's assets                        the U.S. dollar value of the Fund's assets

Below Investment Grade        Yes, up to 5% of total assets in securities rated Ba by  Yes, up to 15% of total assets in
                              Moody's or BB by Standard and Poor's, Duff, Fitch or     securities rated Ba by Moody's or BB by
                              IBCA                                                     Standard and Poor's, Duff, Fitch or IBCA

Average Portfolio Quality     Aa/AA                                                    In range of AA/Aa to A/A

Benchmark                     J.P. Morgan Non-U.S. Government Bond Index               J.P. Morgan Global Government Bond
                              (Hedged) and Lehman Brothers Aggregate Bond Index        Index (Hedged)


Expense Information

Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Global Fixed Income Fund include expenses of the Fund and the Standish Global Fixed Income Portfolio ("Portfolio"). The Trust's Trustees believe that the Global Fixed Income Fund's total operating expenses are approximately equal to or less than what would be the case if the Fund did not invest all of its investable assets in the Portfolio.

Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases                                         None                  None
    Maximum Sales Load Imposed on Reinvested Dividends                              None                  None
    Deferred Sales Load                                                             None                  None
    Redemption Fees                                                                 None                  None
Annual Operating Expenses
(as a percentage of average net assets)
    Management Fees                                                                0.40%                 0.40%
    12b-1 Fees                                                                      None                  None
    Other Expenses+                                                                0.13%                 0.25%
                                                                             -------------------   -------------------
    Total Operating Expenses                                                       0.53%                 0.65%
                                                                             ===================   ===================


  + Other expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services

Example
Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. for every $1,000 invested, an investor would have paid the followihg expenses if an account were closed after the number of years indicated:

After 1 Year                         $6                    $7
After 3 Years                        17                    21
After 5 Years                        30                    36
After 10 Years                       67                    81

The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.


Financial Highlights
The financial  highlights  for periods after 1992 have been audited by Coopers &
Lybrand  L.L.P.,  independent  accountants,  whose  reports,  together  with the
Financial  Statements  of the Funds,  are  incorporated  into the  Statement  of
Additional  Information.  Financial highlights for prior periods were audited by
other  independent  accountants.   The  Funds'  annual  reports,  which  contain
additional  information  about Fund  performance,  may be obtained from Standish
Fund Distributors without charge.

                                                   1996 1          1995            1994             1993            1992*
Net asset value - beginning of period              $23.21         $21.30          $24.22           $21.20           $22.05
                                                -------------- -------------- ---------------- ----------------  -------------
Income from investment operations
    Net investment income                           $1.72          $1.96           $1.71            $2.03           $2.01
    Net realized and unrealized gain
    (loss) on Investments                           1.73           1.84           (3.93)            2.90            (0.25)
                                                -------------- -------------- ---------------- ----------------  -------------
    Total from investment operations                $3.45          $3.80          ($2.22)           $4.93           $1.76
                                                -------------- -------------- ---------------- ----------------  -------------
Less distributions declared
to shareholders
    From net investment income                     ($2.64)        ($1.89)         ($0.20)          ($1.53)         ($2.03)
    From realized gain                             (0.77)           --              --             (0.26)           (0.54)
    In excess of net realized gain                   --             --              --               --             (0.04)
    In excess of net investment income               --             --              --             (0.12)            --
    Tax return of capital                            --             --            (0.50)             --              --
                                                -------------- -------------- ---------------- ----------------  -------------
    Total distributions declared to shareholders   ($3.41)        ($1.89)         ($0.70)          ($1.91)         ($2.61)
                                                -------------- -------------- ---------------- ----------------  -------------

    Net asset value - end of period                $23.25         $23.21          $21.30           $24.22           $21.20
                                                ============== ============== ================ ================  =============

Total return2                                      15.28%         18.13%          (9.22%)          23.77%           8.07%
Ratios (to average daily net assets)/
Supplemental Data
    Net assets at end of period (000 omitted)     $840,133       $803,537       $1,069,416       $1,131,201        $384,660
    Expenses                                        0.53%          0.51%           0.51%            0.51%           0.59%
    Net investment income                           7.17%          8.09%           7.69%            7.53%           8.37%

    Portfolio turnover                             226.00%        165.00%         158.00%          98.00%          175.00%


International Fixed Income Fund            Year Ended December 31,
                                                   1991*+
Net asset value - beginning of period              $20.00
                                                -------------
Income from investment operations
    Net investment income                          $1.55
    Net realized and unrealized gain
    (loss) on Investments                           1.44
                                                -------------
    Total from investment operations               $2.99
                                                -------------
Less distributions declared
to shareholders
    From net investment income                    ($0.04)
    From realized gain                             (0.90)
    In excess of net realized gain                  --
    In excess of net investment income              --
    Tax return of capital                           --
                                                -------------
    Total distributions declared to shareholders  ($0.94)
                                                -------------

    Net asset value - end of period                $22.05
                                                =============

Total return2                                     15.11%t
Ratios (to average daily net assets)/
Supplemental Data
    Net assets at end of period (000 omitted)     $72,697
    Expenses                                       0.80%t
    Net investment income                          8.00%t

    Portfolio turnover                            319.00%

t Computed on an annualized basis.
* Audited by other auditors.
+ For the period from January 2, 1991 (start of business) to December 31, 1991. 1 Computed based on average shares outstanding.
2 The Fund's performance benchmarks are the J.P. Morgan Non-U.S. Government Bond Index (Hedged) and the Lehman Brothers Aggregate Bond Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):


                                                          1996       1995       1994      1993         1992      1991
Total Return
    J.P. Morgan Non-U.S. Government Bond Index (Hedged)  12.60%     18.23%     (5.07%)   13.90%       5.97%     10.90%
    Lehman Brothers Aggregate Bond Index                  3.61%     18.47%      2.92%     9.75%       7.40%     16.00%

Global Fixed Income Fund                                                     Year Ended December 31,
                                                                       1996(3)           1995             1994+
Net asset value - beginning of period                                  $19.53           $17.99           $20.00
                                                                    --------------  ----------------  --------------
Income from investment operations
    Net investment income                                               $1.42            $1.59            $1.29
    Net realized and unrealized gain (loss)                             1.05             1.60            (2.70)
                                                                    --------------  ----------------  --------------
    Total from investment operations                                    $2.47            $3.19           ($1.41)
Less distributions declared to shareholders
    Tax return of capital                                                --               --             ($0.60)
    From net investments income                                        (1.91)           (1.65)             --
                                                                    --------------  ----------------  --------------
    Total distributions declared to shareholders                       ($1.91)          ($1.65)          ($0.60)
                                                                    --------------  ----------------  --------------

    Net asset value - end of period                                    $20.09           $19.53           $17.99
                                                                    ==============  ================  ==============

Total return4                                                          13.03%           18.13%           (7.06)%
Ratios (to average daily net assets)/Supplemental Data
    Net assets at end of period (000 omitted)                         $155,731         $137,899         $135,232
    Expenses1                                                           0.65%            0.62%           0.65%t*
    Net investment income                                               7.11%            7.69%           7.73%t*

    Portfolio turnover2                                                73.00%           163.00%          140.00%

  * The Adviser voluntarily agreed not to impose a portion of its investment advisory fee for the year ended December 31, 1994. Had these actions not been taken, the net investment income per share and the ratios would have been:

         Net investment income per share $1.27 Ratios (to average daily net assets):
              Expenses                                                 0.73%t
              Net investment income                                    7.65%t

  t Computed on an annualized basis.
  + For the period from  January 3, 1994  (start of  business)  to December  31,
    1994.
  1 Includes  the Fund's  share of  Standish  Global  Fixed  Income  Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
  2 Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund trasferred substantially all of its investable assets to the Portfolio is 111% as shown in the Standish Global Fixed Income Portfolio's financial statements included in the Statement of Additional Information.
  3 Computed based on average shares outstanding.
  4 The Fund's  performance  benchmark is the J.P. Morgan Global Index (Hedged).
    See "Calculation of Performance Data" for a description of this index. The average annual total return of this index for each year since the Fund's inception was as follows (the total return information was not audited):

                                                   1996       1995      1994
Total Return
J.P. Morgan Global Government Bond Index (Hedged)  8.60%     17.89%    (4.05)%

Investment Objectives and Policies
 ....................................................................


Investment Strategy

   Each Fund is an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. Each Fund is managed to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. In pursuing each Fund's investment strategy, SIMCO seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. SIMCO utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.
   Securities. The Funds may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), listed and unlisted warrants and money market instruments. These fixed income securities may be issued by foreign and U.S. corporations or entities, foreign governments and their political subdivisions, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.
   Each Fund purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. Each Fund may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities, may buy securities on a when-issued or delayed delivery basis, may engage in short sales and may lend portfolio securities. Each Fund may enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize over-the-counter ("OTC") options to seek to manage the Fund's foreign currency exposure.
   Please refer to each Fund's specific investment objective and policies and the "Description of Securities" section for a more comprehensive list of permissible securities and investments.
   Credit Quality. Each Fund invests primarily in investment grade fixed income securities, i.e., securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group, Duff & Phelps, Inc., Fitch Investors Service, Inc. or IBCA, Ltd., or, if unrated, determined by SIMCO to be of comparable credit quality. If a security is rated differently by two or more rating agencies, SIMCO uses the highest rating to compute a Fund's credit quality and also to determine its rating category. In determining whether unrated securities are of equivalent credit quality, SIMCO may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. If the rating of a security held by a Fund is downgraded below the minimum rating required for the particular Fund, SIMCO will determine whether to retain that security in a Fund's portfolio.
   Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff, Fitch or IBCA) are generally regarded as high grade obligations. Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff, Fitch or IBCA are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Funds may also invest, to a limited degree, in below investment grade fixed income securities rated Ba by Moody's or BB by Standard & Poor's, Duff, Fitch or IBCA, or, if unrated, determined by SIMCO to be of comparable credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than investment grade securities and are considered speculative by the rating agencies. SIMCO attempts to select for the Funds those medium grade and non-investment grade fixed income securities that have the potential for upgrade.
   Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The International Fixed Income Fund
   Investment Objective. The Fund's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.
   Securities. Under normal market conditions, the Fund invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in foreign countries.
   Country Selection. Under normal market conditions, the Fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The Fund intends to invest in no fewer than five foreign countries. The Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

   Credit Quality. The Fund invests primarily in investment grade fixed income securities. If a non-investment grade fixed income security presents special opportunities to the Fund, the Fund may invest up to 5% of its total assets in securities rated Ba by Moody's or BB by Standard and Poor's, Duff, Fitch or IBCA, or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar weighted credit quality of the Fund is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff, Fitch or IBCA.

The Global Fixed Income Fund
   The investment objective and characteristics of the Global Fixed Income Fund correspond directly to those of the Standish Global Fixed Income Portfolio ("Portfolio") in which the Fund invests all of its investable assets. This structure, where one fund invests all of its investable assets in another investment company, is described under the caption "Information About the Master-Feeder Structure" below. The following discusses the investment objectives and policies of the Portfolio.
   Investment Objective. The Portfolio's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.
   Securities. Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in countries around the world, including the United States.
   Country Selection. Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be the United States. The Portfolio intends, however, to invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.
   Credit Quality. The Portfolio generally invests in investment grade fixed income securities. If a non-investment grade fixed income security presents special opportunities for the Portfolio, the Portfolio may invest up to 15% of its total assets in securities rated Ba by Moody's or BB by Standard and Poor's, Duff, Fitch or IBCA or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar weighted credit quality of the Portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to Standard & Poor's, Duff, Fitch or IBCA.

Description of Securities and Related Risks
   For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Funds" includes the Portfolio, unless otherwise noted.

General Risks

   Investments in the Funds involve certain risks. Each Fund invests primarily in the fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Funds are also subject to risks associated with direct investments in foreign securities and below investment grade fixed income securities.
   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.
   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.
   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yield securities.
   Investing in Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions may be higher and spreads may be greater on transactions in foreign securities than those for similar transactions in domestic markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.
   Investing in Emerging Markets. Although each Fund invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. The Funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading combined with frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.
   Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which do not float freely against the U.S. dollar and may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on the Fund's net asset value. Each Fund utilizes various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures.

Specific Risks

   The following sections include descriptions of specific risks that are associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.
   Sovereign Debt Obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
   A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
   Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
   Brady  Bonds.  Brady Bonds are  securities  created  through the  exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.
   Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International

Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.
   U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").
   Below Investment Grade Securities. The Global Fixed Income Portfolio and the International Fixed Income Fund may invest up to 15% and 5%, respectively, of their total assets in securities rated below investment grade. Fixed income securities rated below investment grade generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of below investment grade securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. Below investment grade securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for below investment grade securities. See the Statement of Additional Information for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff, Fitch and IBCA.
   For the  fiscal  year ended  December  31,  1996,  the  Global  Fixed  Income
Portfolio's and the International Equity Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:

   Global Fixed Income
Portfolio's Investments                     Percentage
U.S. Government Securities                        6.5%
U.S. Government Agency Securities                 5.1%
Corporate Bonds:
   Aaa or AAA                                    31.5%
   Aa or AA                                      16.8%
   A                                             11.8%
   Baa or BBB                                    16.6%
   Ba or BB                                      11.7%
                                                 -----
                                                100.0%

International Fixed Income Fund's
Investments                                Percentage

U.S. Government Securities                        0.0%
U.S. Government Agency
Securities                                        9.3%
Corporate Bonds:
   Aaa or AAA                                    47.7%
   Aa or AA                                      22.5%
   A                                              7.4%
   Baa or BBB                                     9.3%
   Ba or BB                                       3.8%
                                                  ----
                                                100.0%

   Mortgage-Backed Securities. Each Fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.
   Asset-Backed Securities. Each Fund may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.
   Convertible Securities. Each Fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Fund entitle the Fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.
   Zero Coupon and Deferred Payment Securities. Each Fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
   Eurodollar and Yankee Dollar Investments. Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
   Structured or Hybrid Notes. Each Fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.
   Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.
   Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Investment Techniques and Related Risks
   Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.
   In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and, enter into currency transactions such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.
   The ability of a Fund to utilize Strategic Transactions successfully will depend on SIMCO's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.
   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SIMCO's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
   The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited.
   The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.
   Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to no more than 3% of net assets. In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.
   When-Issued and Delayed Delivery Securities. Each Fund may invest up to 25% of its total assets in when-issued and delayed delivery securities. Although a Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Funds may dispose of these securities prior to settlement, if SIMCO deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated and maintained with the Fund's custodian to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.
   Portfolio Diversification and Concentration. Each Fund is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of a Fund's assets in the securities of a small number of foreign issuers will cause the Fund's net asset value to be more sensitive to events affecting those issuers. The Funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission (the "SEC") considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.
   Repurchase Agreements. Each Fund may invest up to 25% of net assets in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by U. S. Government Securities and money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by SIMCO.

   Forward Roll Transactions. To seek to enhance current income, the Global Fixed Income Portfolio may invest up to 5% of its total assets and the International Fixed Income Fund may invest up to 10% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that a Fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).
   Leverage. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Fund, the net asset value of the Fund would fall faster than would otherwise be the case.
   Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.
   Securities Loans. To seek to realize additional income, each Fund may lend a portion of the securities in its portfolio to broker-dealers and financial institutions, who are seeking securities to consummate transactions they are obligated to perform under contract. The market value of securities loaned by each Fund may not exceed 20% of the value of the Fund's total assets, with a 10% limit for any single borrower. In order to secure their obligations to return securities borrowed from a Fund, borrowers will deposit collateral equal to at least 100% of the market value of the borrowed securities, which will be marked to market daily. As is the case with any extension of credit, lending portfolio securities involves certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. SIMCO, under the supervision of the Boards of Trustees, monitors the creditworthiness of the parties to whom the Funds make securities loans.
   Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.
   The Board of Trustees has adopted guidelines and delegated to SIMCO the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.
   Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.
   Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in SIMCO's view, the security meets the criteria for disposal.
   Temporary Defensive Investments. Each Fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in U.S. and non-U.S. dollar denominated high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.
   Investment Restrictions. The investment objective of the Global Fixed Income Portfolio is not fundamental and may be changed by the Board of Trustees of the Portfolio Trust without the approval of shareholders. The investment objective of the Global Fixed Income Fund and the International Fixed Income Fund is a fundamental policy which may not be changed without a vote of the respective Funds' shareholders. The Global Fixed Income Portfolio's and the Funds' investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval except that the Portfolio's and the Funds' 20% limit on securities loans (10% limit for any single borrower) and the International Fixed Income Fund's 25% limit on repurchase agreements are fundamental. The Global Fixed Income Fund and the Global Fixed Income Portfolio have adopted other fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the respective Fund's or Portfolio's assets will not constitute a violation of the restriction. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation.

Information About the Master-Feeder Structure
   The Global Fixed Income Fund seeks to achieve its investment objective by investing all of its investable assets in the Global Fixed Income Portfolio, which has an identical investment objective. The Global Fixed Income Fund is a feeder fund and the Global Fixed Income Portfolio is the master fund in a so-called master-feeder structure. The International Fixed Income Fund purchases securities directly and maintains its own individual portfolio.
   In addition to the Global Fixed Income Fund, other feeder funds may invest in the Global Fixed Income Portfolio, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Global Fixed Income Portfolio on the same terms as the Fund and bear a proportionate share of the Global Fixed Income Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Fund, which may produce different investment results.
   There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Global Fixed Income Portfolio may reduce the diversification of the Global Fixed Income Portfolio's investments, reduce economies of scale and increase the Global Fixed Income Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of the Global Fixed Income Portfolio that is not approved by the Trust's Board of Trustees, the Global Fixed Income Fund would be required to withdraw its investment in the Global Fixed Income Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in the Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.
   If the Global Fixed Income Fund is requested to vote on a matter affecting the Global Fixed Income Portfolio, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.
   A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data
   From time to time each Fund may advertise its yield and average annual total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.
   The "yield" of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.
   From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.
   J.P. Morgan Non-U.S. Government Bond Index (Hedged). This index is generally considered to be representative of unmanaged government bonds in foreign markets.
   Lehman Brothers Aggregate Index. This index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage Backed

Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds.
   J.P. Morgan Global Index. This index is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.

Dividends and Distributions
   Dividends from net investment income for the Funds will be declared and distributed quarterly. The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Global Fixed Income Fund will take into account its share of the income, gain or loss, expense, and any other tax items of the Global Fixed Income Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.


Purchase of Shares
   Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Funds' Custodian. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Funds require minimum initial investments of $100,000. Additional investments must be in amounts of at least $5,000. Certificates for Fund shares are generally not issued.
   Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodian that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or Standish.
   In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund by securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.
   The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.


Net Asset Value
   Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of its investment in the Portfolio and other assets, in the case of the Global Fixed Income Fund), subtracting all liabilities and dividing the result by the total number of shares outstanding. Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, certain mortgage-backed and asset-backed securities and securities for which there were no reported transactions are valued at the last quoted bid prices. Fixed income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by SIMCO in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.
   Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price, from the exchange representing the principal market for such securities, on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at currency exchange rates determined by Investors Bank & Trust Company, the Funds' transfer agent, to be representative of fair rates of exchange at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Asian securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless SIMCO determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

Exchange of Shares
   Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.
   Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.
   Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.
   General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares
   Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form.
   Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust
Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.
   Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.
   Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m., New York City time). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.
   Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes Standish, Standish Fund Distributors, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither SIMCO, Standish Fund Distributors, the Trust, the applicable Fund, the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.
   Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.
                                      * * *
   The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.
   Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimum.


Management
   Trustees. Each Fund is a separate investment series of Standish, Ayer & Wood Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.
   Investment Adviser. SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Global Fixed Income Portfolio and the International Fixed Income Fund pursuant to separate investment advisory agreements and manages the Global Fixed Income Portfolio's and the International Fixed Income Fund's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. SIMCO is a Delaware limited partnership organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director of and Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman and Vice President of the Board of SIMCO and Managing Director and Vice President of Standish. Ralph S. Tate, Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President of SIMCO. Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of March 31, 1997, Standish managed approximately $31 billion of assets.
   The Global Fixed Income Portfolio's and the International Fixed Income Fund's portfolio manager is Richard S. Wood. Mr. Wood has been primarily responsible for the day-to-day management of the Funds' portfolios since their inception and of the Portfolio's portfolio since the Global Fixed Income Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish, President of the Trust and Executive Vice President of SIMCO.

   Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, SIMCO manages the Global Fixed Income Portfolio and International Fixed Income Fund in accordance with their respective investment objectives and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Global Fixed Income Portfolio and the International Fixed Income Fund to use the name "Standish." For these services, the Global Fixed Income Portfolio and the International Fixed Income Fund pay a monthly fee at a stated annual percentage rate of such Fund's (Portfolio's) average daily net asset value:

                       Contractual      Actual Rate Paid
                      Advisory Fee    for the Year Ended
                      Annual  Rate      December 31, 1996
                      ------------      -----------------

International
Fixed Income Fund          0.40%               0.40%

Global Fixed
Income Portfolio           0.40%               0.40%


   Administrator. Standish serves as administrator to the Global Fixed Income Fund. As administrator, Standish manages the affairs of the Global Fixed Income Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Global Fixed Income Fund, and allows the Global Fixed Income Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.
   Expenses. The Global Fixed Income Portfolio and each Fund bears the expenses of its respective operations other than those incurred by SIMCO under the
investment   advisory   agreements  or  by  Standish  under  the  administration
agreement. The Global Fixed Income Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses or notices and reports to interest holders; and expense of the Portfolio's administrator. The Global Fixed Income Fund pays shareholder servicing fees and expenses, expenses of printing prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. The Global Fixed Income Fund and the Global Fixed Income Portfolio pay legal and auditing fees; registration and reporting fees and expenses. The International Fixed Income Fund, since it does not invest in a corresponding Portfolio, bears all of the expenses listed above for both the Global Fixed Income Portfolio and the Global Fixed Income Fund. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.
   Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement. Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."
   Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, SIMCO selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the International Fixed Income Fund and the Global Fixed Income Portfolio. SIMCO will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Global Fixed Income Portfolio and the International Fixed Income Fund. SIMCO may also consider the extent to which a broker or dealer provides research to SIMCO and the number of Fund shares sold by the broker or dealer in making its selection.


Federal Income Taxes
   Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.
   Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. These dividends generally will not qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.
   The International Fixed Income Fund and the Global Fixed Income Portfolio may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The Funds may qualify to elect to pass certain qualifying foreign taxes through shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information if either Fund makes this election for any year.
   Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.
   After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares
   The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share or fraction thereof of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other.
   The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Global Fixed Income Portfolio, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.
   At February 1, 1997, Brown University, 164 Angell Street, Investment Office - Box C, Providence, RI, 02912, had sole voting and investment power with respect to more than 25% of the then outstanding share of the Global Fixed Income Fund. Accordingly, this shareholder was deemed to beneficially own those shares and to control the Global Fixed Income Fund.
   Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodian, Transfer Agent and Dividend
Disbursing Agent
   Investors Bank & Trust Company, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Funds and the Portfolio. Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants
   Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and the Portfolio's financial statements annually.

Legal Counsel
   Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and SIMCO and its affiliates.

Tax Certification Instructions
   Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.
   For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.
   Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                   Standish Group of Global Fixed Income Funds
      ....................................................................


                               Investment Adviser
                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111


                                    Custodian
                         Investors Bank & Trust Company
                               John Hancock Tower
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109



                                Coopers &Lybrand
                                  P.O. Box 219
                            Grand Cayman Island, BWI
                      (Global Fixed Income Portfolio Only)

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109



No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

     May 1, 1997





                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION


     This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish International Fixed Income Fund ("International Fixed Income Fund") and the Standish Global Fixed Income Fund ("Global Fixed Income Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                                   CONTENTS
Investment Objective and Policies..........................2
Investment Restrictions....................................8
Calculation of Performance Data............................9
Management ...............................................11
Redemption of Shares......................................17
Portfolio Transactions....................................17
Determination of Net Asset Value..........................18
The Funds and Their Shares................................18
The Portfolio and Its Investors...........................19
Taxation..................................................19
Additional Information....................................22
Experts and Financial Statements..........................22

                                       INVESTMENT OBJECTIVE AND POLICIES
     The Prospectus describes the investment objective and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.
     As described in the Prospectus, the Global Fixed Income Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Global Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Global Fixed Income Fund. Standish International Management Company, L.P. ("SIMCO" or the "Adviser") is the adviser to the Portfolio and the International Fixed Income Fund.
     The Prospectus describes the investment objective of the Global Fixed Income Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Global Fixed Income Fund correspond directly to those of the Portfolio, the following discusses the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of each Fund's and the Portfolio's investment objective, policies and restrictions. For the purposes of the discussion in this section of this Statement of Additional Information, the use of the term "Fund" or "Funds" includes references to the Portfolio and the International Fixed Income Fund unless otherwise noted.

Money Market Instruments and Repurchase Agreements
     Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.
     Investments in commercial paper will be rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Group ("S&P"), or Duff -1 by Duff & Phelps ("Duff"), which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by SIMCO to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, SIMCO may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.
     A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by each Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards that SIMCO will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.
     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions
     Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities market, interest rate or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if SIMCO anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on SIMCO's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies.

Risks of Strategic Transactions
     The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent SIMCO's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Fund's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Each Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SIMCO must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.
     If a Fund sells (writes) a call option, thepremium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.
     Each Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, but virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though a Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
     Each Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices
     Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures
     Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All future contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.
     Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions
     Each Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by SIMCO.
     Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     Each Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French government bond and SIMCO may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.
     To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if SIMCO considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and SIMCO believes that the value of schillings will decline against the U.S. dollar, SIMCO may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SIMCO, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on SIMCO's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time. Each Fund will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by SIMCO. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to SIMCO the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and they are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts
     Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each Fund will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Fund will not enter into Strategic Transactions that expose a Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. Each Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, each Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities
     Each Fund may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although each Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Fund may sell the securities before the settlement date if deemed advisable by SIMCO. Unless a Fund has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "forward commitment" basis, cash or liquid obligations with a market value equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.
     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

Portfolio Turnover
     It is not the policy of either Fund to purchase or sell securities for trading purposes. However, neither Fund places any restrictions on portfolio turnover and each may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Code. Each Fund may therefore generally change its portfolio investments at any time in accordance with SIMCO's appraisal of factors affecting any particular issuer or market, or relevant economic conditions.
                                            INVESTMENT RESTRICTIONS
     The Funds and the Portfolio have adopted the following fundamental policies. Each of the Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of a Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio.

International Fixed Income Fund.
     As a matter of fundamental policy, the International Fixed Income Fund may not:
1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.
2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.
3. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.
4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.
5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
8. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:
a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.
c.   Invest more than 15% of its net assets in securities which are illiquid.
d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund and Global Fixed Income Portfolio.
     As a matter of fundamental policy, the Global Fixed Income Portfolio (Global Fixed Income Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.
2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (Fund) may be deemed to be an underwriter under the Securities Act of 1933.
3.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.
6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (Fund) may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.
8. Lend portfolio securities, except that the Portfolio (Fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:
a. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.
b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.
c. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).
d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund but not the Portfolio).

     Notwithstanding any fundamental or non-fundamental policy, the Global Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Global Fixed Income Fund.

     ------------------

     Purchases of securities of other investment companies permitted under the restrictions above could cause the Funds to pay additional management and advisory fees and distribution fees. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction.

                                        CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.
     The Funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                                          Yield = 2[(A - B + 1)6 - 1]
                                                      CD
     Where:
     a=interest earned during the period; b=net expenses accrued for the period; c=the average daily number of shares outstanding during the period that were entitled to receive dividends; d=the maximum offering price (net asset value) per share on the last day of the period.
     The Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.
     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

     The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:

                            Average Annual Total Return
Fund                  1-Year      5-Year    10-Year   Yield
----                  ------      ------    -------   -----
International Fixed
   Income Fund        15.28%      10.59%    11.32%1   5.74%
Global Fixed
   Income Fund        13.03%      7.46%2        N/A   6.86%
---------------------------
1 International Fixed Income Fund commenced operations on January 2, 1991. 2 Global Fixed Income Fund commenced operations on January 3, 1994.

     These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.
     In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

International Fixed Income Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------
1Q91                           (2.90)%          (2.75)%
2Q91                           (1.76)           (1.48)
3Q91                            9.99             10.18
4Q91                            9.69             9.84
1991                            15.07            15.95
1Q92                           (2.43)            2.26
2Q92                            9.45             9.59
3Q92                            4.30             4.44
4Q92                           (2.97)           (2.82)
1992                            8.07             8.71
1Q93                            6.18             6.31
2Q93                            5.41             5.54
3Q93                            5.26             5.40
4Q93                            5.06             5.18
1993                            23.77            24.38
1Q94                           (5.78)           (5.66)
2Q94                           (4.48)           (4.35)
3Q94                           (0.95)           (0.82)
4Q94                            1.84             1.97
1994                           (9.22)           (8.74)
1Q95                            2.59             2.72
2Q95                            4.71             4.84
3Q95                            4.01             4.16
4Q95                            5.74             5.88

Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1995                            18.13            18.75
1Q96                            0.73             0.86
2Q96                            3.49             3.63
3Q96                            5.36             5.49
4Q96                            4.95             5.07
1996                            15.28            15.85

Global Fixed Income Fund
Quarter/Year                     Net             Gross
--------------------------------------------------------------------------------

1Q94                           (4.80)%          (4.64)%
2Q94                           (3.56)           (3.40)
3Q94                           (0.77)           (0.05)
4Q94                            1.44             1.60
1994                           (7.06)           (6.46)
1Q95                            2.94             3.10
2Q95                            5.21             5.36
3Q95                            3.80             3.95
4Q95                            5.09             5.26
1995                            18.13            18.84
1Q96                            0.05             0.21
2Q96                            2.59             2.75
3Q96                            4.97             5.14
4Q96                            4.91             5.08
1996                            13.03            13.76

     These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the International Fixed Income Fund may compare its performance to the J.P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign markets, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Global Fixed Income Fund may compare its performance to the J.P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.
     Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT



Trustees and Officers of the Trust and Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio and the Fund's investment adviser.

Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                         Vice President and Trustee       Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                      Chairman and Director,
Boston, MA 02111                                                                          Standish International
                                                                                         Management Company, L.P.

Samuel C. Fleming, 9/30/40                                  Trustee                        Chairman of the Board
c/o Decision Resources, Inc.                                                           and Chief Executive Officer,
1100 Winter Street                                                                       Decision Resources, Inc.;
Waltham, MA 02154                                                                        through 1989, Senior V.P.
                                                                                             Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                Trustee                        William Joseph Maier
c/o Harvard University                                                                Professor of Political Economy,
Cambridge, MA 02138                                                                         Harvard University

John H. Hewitt, 4/11/35                                     Trustee              Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                        Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                      and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President             Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                    Managing Director, Standish, Ayer &
One Financial Center                                                                      Wood, Inc. since 1990;
Boston, MA 02111                                                            formerly President of  Standish, Ayer & Wood, Inc.
                                                                                    Director of Standish International
                                                                                         Management Company, L.P.

Caleb Loring III, 11/14/43                                  Trustee                  Trustee, Essex Street Associates
c/o Essex Street Associates                                                          (family investment trust office);
P.O. Box 5600                                                                   Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54                            President and Trustee              Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                           and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                  Executive Vice President and Director,
                                                                              Standish International Management Company, L.P.

Richard C. Doll, 7/8/48                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

James E. Hollis III, 11/21/48               Executive Vice President and Treasurer     Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Anne P. Herrmann, 1/26/56                        Vice President and Secretary           Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                                Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                             since October 1996; formerly Senior Vice President,
One Financial Center                                                               Treasurer and Chief Financial Officer
Boston, MA  02111                                                               of Liberty Financial Bank Group (1993-95);
                                                                                   prior to 1993, Corporate Controller,
                                                                                       The Berkeley Financial Group

Caleb F. Aldrich, 9/20/57                               Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President            Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                   Assistant Vice President and
Boston, MA 02111                                                                            Compliance Officer,
                                                                               Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                           Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Remi Browne, 10/15/53                                   Vice President          Vice President, Standish, Ayer & Wood, Inc
c/o Standish, Ayer & Wood, Inc.                                                 Vice President and Chief Investment Officer
One Financial Center                                                               of Standish International Management
Boston, MA 02111                                                                          Company, L.P., prior to
                                                                                      August 1996, Managing Director
                                                                                       Ark Asset Management Company

Walter M. Cabot, 1/16/33                                Vice President                 Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                     prior to 1991, President,
Boston, MA 02111                                                                        Harvard Management Company
                                                                                      Senior Adviser and Director of
                                                                              Standish International Management Company, L.P.

David H. Cameron, 11/2/55                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.


Karen K. Chandor, 2/13/50                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Susan B. Coan, 5/1/52                                   Vice President                  Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63                             Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Joseph M. Corrado, 5/13/55                              Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                            Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                 Director, Standish International
Boston, MA 02111                                                                         Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President
Boston, MA  02111                                                             Standish International Management Company, L.P.

Maria D. Furman, 2/3/54                                 Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Ann S. Higgins, 4/8/35                                  Vice President                        Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                  Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   since December 1995; formerly
Boston, MA  02111                                                               Vice President, Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                            Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                       since November 1993; formerly,
One Financial Center                                                                         Investment Sales,
Boston, MA 02111                                                                       Cigna Corporation (1993) and
                                                                                     Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                         Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111



Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

George W. Noyes, 11/12/44                               Vice President               President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.

Arthur H. Parker, 8/12/35                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                               Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                               Executive Vice President and Director
Boston, MA 02111                                                              Standish International Management Company, L.P.

Austin C. Smith, 7/25/52                                Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

David C. Stuehr, 3/1/58                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ralph S. Tate, 4/2/47                                   Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                     Standish, Ayer & Wood, Inc. since
One Financial Center                                                                    April, 1990; formerly Vice
Boston, MA 02111                                                                     President, Aetna Life & Casualty
                                                                                          President and Director,
                                                                              Standish International Management Company, L.P.

Michael W. Thompson, 3/31/56                            Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher W. Van Alstyne, 3/24/60                     Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                               Formerly Regional Marketing Director,
Boston, MA 02111                                                                 Gabelli-O'Connor Fixed Income Management

     *   Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers
     Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish, Ayer & Wood, Inc. ("Standish") as administrator of the Global Fixed Income Fund, SIMCO or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.
     The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:

                                     Aggregate Compensation from the Funds
                                                                             Pension or
                                  International          Global              Retirement
                                      Fixed               Fixed           Benefits Accrued        Total Compensation from
                                     Income              Income           as Part of Funds'       Funds and Portfolio and
Name of Trustee                       Fund               Fund**               Expenses            Other Funds in Complex*
-----------------------------------------------------------------------------------------------------------------------
D. Barr Clayson                          $0                  $0                     $0                        $0
Samuel C. Fleming                    $9,658              $1,292                     $0                   $49,250
Benjamin M. Friedman                 $8,922              $1,194                     $0                   $45,500
John H. Hewitt                       $8,922              $1,194                     $0                   $45,500
Edward H. Ladd                           $0                  $0                     $0                        $0
Caleb Loring, III                    $8,922              $1,194                     $0                   $45,500
Richard S. Wood                          $0                  $0                     $0                        $0
-------------------
*  As of the date of this  Statement  of  Additional  Information  there were 20 funds in the fund complex.  Total  compensation is presented for the calendar year ended December 31, 1996.
** The Global Fixed Income Fund bears its pro rata  allocation of Trustees' fees paid by the Portfolio to the Trustees of the
   Portfolio Trust.


Certain Shareholders
     At February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. At February 1, 1997, the Global Fixed Income Fund beneficially owned approximately 100% of the then outstanding interests of the Portfolio and therefore controlled the Portfolio. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

International Fixed Income Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
MAC & Co.                                         14%
P.O. Box 3198
Pittsburg, PA  15230
Maryland State Retirement & Pension System        7%
Room 701
301 West Preston Street
Baltimore, MD
Boston & Co.                                      6%
Mellon Bank
P.O. Box 3198
Pittsburg, PA  15230

Global Fixed Income Fund
                                             Percentage of
Name and Address                          Outstanding Shares
--------------------------------------------------------------------------------
Brown University                                 25%*
164 Angell Street
Investment Office - Box C
Providence, RI  02912
Childrens Medical Center Corp.                    16%
1295 Boylston Street
Suite 300
Boston, MA  02215
Lafayette College                                 13%
234 Markle Hall
Easton, PA  18042-1779
Wenner-Gren Foundation                            9%
220 Fifth Avenue
New York, NY  10001
Trustees of Boston College                        8%
St. Thomas More Hall
Room 310
Chestnut Hill, MA  02167
Sisters of Mercy Health System                    5%
2039 N. Geyer Road
St. Louis, MO  63131
     *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser
     SIMCO serves as the Adviser to the Global Fixed Income Portfolio and the International Fixed Income Fund pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, SIMCO managed directly the assets of the Global Fixed Income Fund pursuant to an investment advisory agreement. This agreement was terminated by the Global Fixed Income Fund on such date subsequent to the approval by the Global Fixed Income Fund's shareholders on March 29, 1996 to implement certain changes in the Global Fixed Income Fund's investment restrictions which enable the Global Fixed Income Fund to invest all of its investable assets in the Portfolio. SIMCO is a Delaware limited partnership organized in 1991 and is registered under the Investment Advisers Act of 1940. The General Partner of the Adviser is Standish, One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The Limited Partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director of and a Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Managing Director and Vice President of Standish and the President of the Trust, is the Executive Vice President of SIMCO.
     The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor,
D. Barr Clayson,  Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty,  Maria
D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, and Richard S. Wood.
     Certain services provided by SIMCO under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolio or the International Fixed Income Fund for any costs incurred. In addition to those services, SIMCO provides the International Fixed Income Fund (but not the Portfolio) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, SIMCO is paid a fee based upon a percentage of the International Fixed Income Fund's or the Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                               Contractual Advisory Fee Rate
                                   (as a percentage of
Fund                             average daily net assets)
----                             -------------------------
Global Fixed
   Income Portfolio                          0.40%
International Fixed
   Income Fund                               0.40%

     During the last three fiscal years ended December 31, the Funds and the Portfolio paid advisory fees in the following amounts:
Fund                      1994             1995       1996
----                      ----             ----       ----
Global Fixed
   Income Fund           407,392          535,630   198,7471
Global Fixed
   Income Portfolio       N/A2             N/A2     412,2162
International Fixed
   Income Fund          4,402,708        3,916,500  3,234,397
------------------------
1 Global Fixed Income Fund was converted to the master/feeder fund structure on May 3, 1996 and does not pay directly advisory fees after that date. The Fund bears its pro rata allocation of the Portfolio's expenses, including advisory fees.
2  The Portfolio commenced operations on May 3, 1996.

     Pursuant to the investment advisory agreements each of the International Fixed Income Fund and the Portfolio bears expenses of its operations other than those incurred by SIMCO pursuant to the investment advisory agreement. Among other expenses, the International Fixed Income Fund and the Portfolio pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.
     Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Portfolio or the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Fund or the Portfolio or by SIMCO, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the Funds and the Portfolio, SIMCO, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

Administrator of the Global Fixed Income Fund
     Standish also serves as the administrator to the Global Fixed Income Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Global Fixed Income Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The Global Fixed Income Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Global Fixed Income Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually. The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of Standish, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                                             REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.
     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Global Fixed Income Fund is permitted to redeem in-kind or except in the event the Global Fixed Income Fund completely withdraws its interest from the Portfolio.
                                            PORTFOLIO TRANSACTIONS
     The Adviser is responsible for placing the International Fixed Income Fund's and the Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, SIMCO will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if SIMCO determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Fixed Income Fund and the Portfolio may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Fund and the Portfolio effect their securities transactions may be used by SIMCO in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Fund and the Portfolio under the investment advisory agreements will not be reduced as a result of SIMCO's receipt of research services.

     SIMCO also places portfolio transactions for other advisory accounts. SIMCO will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund or the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Fixed Income Fund or the Portfolio. In making such allocations, the main factors considered by SIMCO will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
     Because most of the International Fixed Income Fund's and the Portfolio's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the Fund and the Portfolio have not paid any brokerage commissions during the past three years.
                                       DETERMINATION OF NET ASSET VALUE
     Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Global Fixed Income Fund, will be represented by the Global Fixed Income Fund's interest in the Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.
     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Global Fixed Income Fund is determined. Each investor in the Portfolio, including the Global Fixed Income Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

     Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.
     Money market instruments with less than sixty days remaining to maturity when acquired by the International Fixed Income Fund or the Portfolio are valued on an amortized cost basis. If the Fund or the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.
     Generally, trading in securities on foreign securities exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of foreign securities (whose principal trading markets are such foreign exchanges) used in computing the net asset value of the International Fixed Income Fund's and the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Funds' or the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.
                                          THE FUNDS AND THEIR SHARES
     Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Global Fixed Income Fund invests all of its investible assets in another open-end investment company.
     All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as described below, whenever the Trust, on behalf of the Global Fixed Income Fund, is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Global Fixed Income Fund's shareholders and will cast its vote proportionately as instructed by the Global Fixed Income Fund's shareholders. Global Fixed Income Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Global Fixed Income Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Global Fixed Income Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Global Fixed Income Fund would not request a vote of its shareholders with respect to
(a) any proposal relating to the Portfolio, which proposal, if made with respect to the Global Fixed Income Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Global Fixed Income Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Global Fixed Income Fund, would nonetheless be voted on by the Trustees of the Trust.
                                        THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Global Fixed Income Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                                                   TAXATION
     Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.
     The Portfolio is treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Global Fixed Income Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Global Fixed Income Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Global Fixed Income Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Global Fixed Income Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Global Fixed Income Fund to satisfy the tax distribution requirements that apply to the Global Fixed Income Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Global Fixed Income Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Global Fixed Income Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.
     Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Global Fixed Income Fund has $402,973 of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.
     If a Fund or the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, in the case of the Global Fixed Income Fund, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to enable the Fund to satisfy the distribution requirements.
     Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or the Portfolio's ability to enter into futures, options or currency forward transactions.
     Certain options, futures or currency forward transactions undertaken by a Fund or the Portfolio may cause a Fund to recognize gains or losses from marking to market even though the Fund's or the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund or realized by the Portfolio and allocable to the
Global Fixed Income Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of the Funds' distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.
     The Federal income tax rules applicable to dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments. Due to possible unfavorable consequences under present tax law, each Fund and the Portfolio do not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds may acquire "regular" interests in REMICs.
     Foreign exchange gains and losses realized by the Portfolio and the International Fixed Income Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolio's or the International Fixed Income Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Global Fixed Income Fund plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.
     The Portfolio or the International Fixed Income Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of that Fund's total assets (in the case of the
Global Fixed Income Fund, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. For any taxable year, either Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the applicable Fund will be required to (i) include in ordinary gross income (in additional to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
     If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the applicable Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and
(ii) the portion of Fund dividends which represents income from each foreign country.
     If the Portfolio or the International Fixed Income Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), either Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio and the International Fixed Income Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.
     Investment in debt obligations by the International Fixed Income Fund or the Portfolio that are at risk of or in default presents special tax issues for that Fund or the Global Fixed Income Fund, respectively. Tax rules are not entirely clear about issues such as when the International Fixed Income Fund or the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the International Fixed Income Fund or the Portfolio, in the event that either holds such obligations, in order to reduce the risk of that Fund or the Global Fixed Income Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.
     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.
     A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a Fund earned dividend income (or, in the case of the Global Fixed Income Fund, was allocated dividend income of the Portfolio) from stock investments in U.S. domestic corporations. It is anticipated that, due to the nature of the Funds' investments, no portion of the Funds' distributions will generally qualify for the dividends received deduction.
     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of the Portfolio's portfolio in the case of the Global Fixed Income Fund). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.
     Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.
     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Global Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the applicable Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.
                                            ADDITIONAL INFORMATION
     The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                                       EXPERTS AND FINANCIAL STATEMENTS
     Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of International Fixed Income Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Portfolio's financial statements contained in the Global Fixed Income Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.

                                    APPENDIX
   MOODY'S RATINGS DEFINITIONS FOR CORPORATE BONDS AND SOVEREIGN, SUBNATIONAL
                          AND SOVEREIGN RELATED ISSUES

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
                                     STANDARD & POOR'S RATINGS DEFINITIONS
     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
     AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
                   STANDARD & POOR'S CHARACTERISTICS OF SOVEREIGN DEBT OF FOREIGN COUNTRIES AAA- Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances
     Key players in the global trade and financial system: - Prosperous and resilient economies, high per capita incomes - Low fiscal deficits and government debt, low inflation - Low external debt
     AA- Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances
     - Tightly integrated into global trade and financial system - Differ from AAAs only to a small degree because:
     - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
     - More variable fiscal deficits, government debt and inflation
     - Moderate to high external debt
     A- Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change
     - Established trend of integration into global trade and financial system
     - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
     - Usually rapid growth in output and per capita incomes
     - Manageable through variable fiscal deficits, government debt and inflation - Usually low but variable debt - Integration into global trade and financial system growing but untested
     - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
     - Variable to high fiscal deficits, government debt and inflation
     - Very high and variable debt, often graduates of Brady plan but track record not well established BBB- Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change - Integration into global trade and financial system growing but untested - Economies less prosperous and often more vulnerable to adverse external influences - Variable to high fiscal deficits, government debt and inflation - High and variable external debt BB- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change - Integration into global trade and financial system growing but untested
     - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
     - Variable to high fiscal deficits, government debt and inflation
     - Very high and variable debt, often graduates of Brady Plan but track record not well established BB- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change
     In the case of sovereign, subnational and sovereign related issuers, the Portfolio uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the Portfolio holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Portfolio will use the foreign currency rating for the issuer; in the case where the Portfolio holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Portfolio will treat the security as being unrated.
   DESCRIPTION OF DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                    SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

     AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
     AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
     BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
         FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATING DEFINITIONS
     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
     BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
    IBAC LONG TERM RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN, SUBNATIONAL
                          AND SOVEREIGN RELATED ISSUES
     AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
     AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
     A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
     BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.